--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                REGISTRATION STATEMENT (NO. 33-32216) UNDER THE
                             SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 12
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 15

                        VANGUARD VARIABLE INSURANCE FUND
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 2600
                             Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                  Registrant's Telephone Number (610) 669-1000

                         Raymond J. Klapinsky, Esquire
                                  P.O. Box 876
                             Valley Forge, PA 19482

It is proposed that this filing become effective January 1, 1998, pursuant to paragraph (b) of Rule 485.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

We have elected to register an indefinite number of shares pursuant to Regula-tion 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 notice for the period ended September 30, 1997, on December 4, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        VANGUARD VARIABLE INSURANCE FUND

                             CROSS REFERENCE SHEET

 FORM N-1A
 ITEM NUMBER                                  LOCATION IN PROSPECTUS
  Item 1.    Cover Page....................   Cover Page
  Item 2.    Synopsis......................   Highlights
  Item 3.    Condensed Financial
             Information...................   Financial Highlights
  Item 4.    General Description of           Investment Objectives; Investment
             Registrant....................   Policies; General Information
  Item 5.    Management of the Fund........   Trustees and Officers
  Item 5A.   Management's Discussion of
             Fund Performance..............   Herein incorporated by reference
                                              to Registrant's Annual Report to
                                              Shareholders dated September 30,
                                              1997 filed with the Securities &
                                              Exchange Commission's EDGAR
                                              system on December 5, 1997.
  Item 6.    Capital Stock and Other
             Securities....................   The Share Price of Each
                                              Portfolio; Dividends, Capital
                                              Gains and Taxes; General
                                              Information
  Item 7.    Purchase of Securities Being
             Offered.......................   Cover Page; Shareholder Guide
  Item 8.    Redemption or Repurchase......   Shareholder Guide
  Item 9.    Pending Legal Proceedings.....   Not Applicable
 FORM N-1A                                    LOCATION IN STATEMENT
 ITEM NUMBER                                  OF ADDITIONAL INFORMATION
  Item 10.   Cover Page....................   Cover Page
  Item 11.   Table of Contents.............   Cover Page
             General Information and
  Item 12.   History.......................   Investment Objectives and Policies;
                                              Management of the Fund
             Investment Objective and
  Item 13.   Policies......................   Investment Objectives and Policies;
                                              Investment Limitations
  Item 14.   Management of the Registrant..   Management of the Fund
  Item 15.   Control Persons and Principal
             Holders of Securities.........   Management of the Fund
  Item 16.   Investment Advisory and Other
             Services......................   Management of the Fund
  Item 17.   Brokerage Allocation..........   Portfolio Transactions
  Item 18.   Capital Stock and Other
             Securities....................   N/A
  Item 19.   Purchase, Redemption and
             Pricing of Securities Being
             Offered.......................   Purchase of Shares; Redemption of
                                              Shares
  Item 20.   Tax Status....................   Appendix
  Item 21.   Underwriters..................   Not Applicable
  Item 22.   Calculations of Performance
             Data..........................   Calculation of Yield
  Item 23.   Financial Statements..........   Financial Statements

                                                                        PLACE
                                                                        STAMP
                                                                        HERE


                  [LOGO OF THE VANGUARD GROUP APPEARS HERE]
                  P.O. BOX 2600
                  VALLEY FORGE, PA 19482-2600

I understand that a "Statement of Additional Information" about the Vanguard Variable Annuity Plan contract has been filed with the Securities and Exchange Commission. Please send me a free copy of the "Statement." I have printed my name and address below.
Name
     ---------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

City                       State                       ZIP
     ---------------------       ---------------------     ---------------------

                                                               PSAI-st
                                                                  1191

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[LOGO OF VANGUARD APPEARS HERE]                   A Member of The Vanguard Group

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROSPECTUS--JANUARY 1, 1998
--------------------------------------------------------------------------------
INVESTMENT         Vanguard Variable Insurance Fund (the "Fund") is an open-
OBJECTIVES AND     end diversified investment company. The Fund is intended
POLICIES           exclusively as an investment vehicle for variable annuity
                   or variable life insurance contracts offered by the sepa-rate accounts of various insurance companies. The Fund of-fers nine distinct Portfolios.

                   The MONEY MARKET PORTFOLIO seeks to provide current income and a stable net asset value of $1.00 per share by invest-
                   ing in high-quality money market instruments. The HIGH-
                   GRADE BOND PORTFOLIO seeks to duplicate the total return of publicly-traded, investment grade fixed-income securities
                   as represented by a broad investment grade bond index. The
                   HIGH YIELD BOND PORTFOLIO seeks to provide a high level of current income by investing in a diversified portfolio of
                   high-yielding, lower quality corporate debt securities
                   (commonly referred to as "junk bonds"). The BALANCED PORT-
                   FOLIO seeks to provide capital growth and a reasonable
                   level of current income by investing in a diversified port-
                   folio of common stocks and bonds. The objective of the EQ-
                   UITY INCOME PORTFOLIO is to provide a high level of current income by investing principally in dividend-paying equity
                   securities. The EQUITY INDEX PORTFOLIO seeks to parallel
                   the investment results of the Standard & Poor's 500 Compos-
                   ite Stock Price Index by investing in common stocks in-
                   cluded in the Index. The GROWTH PORTFOLIO seeks to provide long-term capital appreciation by investing in equity secu-
                   rities of companies based in the United States. The SMALL
                   COMPANY GROWTH PORTFOLIO seeks to provide long term growth in capital by investing primarily in equity securities of
                   small companies deemed to have favorable prospects for
                   growth. The INTERNATIONAL PORTFOLIO seeks to provide long-
                   term capital appreciation by investing in equity securities of companies based outside the United States. There is no
                   assurance that a Portfolio will achieve its objective.
                   Shares of the Fund are neither insured nor guaranteed by
                   any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN         Shares of the Portfolios are sold exclusively to separate
ACCOUNT            accounts of insurance companies that offer variable annuity or variable life insurance contracts. To open an account
                   and purchase shares of a Portfolio, please see the prospec-
                   tus for the insurance company separate account governing
                   the variable annuity or variable life insurance contract.
--------------------------------------------------------------------------------
ABOUT THIS         This Prospectus sets forth concisely the information you
PROSPECTUS         should know about the Fund. It should be retained for fu-
                   ture reference. You should read this Prospectus in conjunc-
                   tion with the prospectus describing the related insurance
                   company separate account. A "Statement of Additional Infor-
                   mation" containing additional information about the Fund
                   has been filed with the Securities and Exchange Commission.
                   Such Statement is dated January 1, 1998, and has been in-
                   corporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, by calling the insurance company sponsoring the variable life insur-
                   ance or variable annuity contract or by visiting the Secu-
                   rities and Exchange Commission's website
                   (http://www.sec.gov).
--------------------------------------------------------------------------------

                                                                       Page
Highlights............................................................   2
Financial Highlights..................................................   6
Yield and Total Return ...............................................  10
Investment Objectives.................................................  11
Investment Policies...................................................  11

                                                                       Page
Investment Risks......................................................  17
Who Should Invest.....................................................  23
Implementation of Policies............................................  24
Investment Limitations................................................  30
Management of the Fund................................................  30
Investment Advisers...................................................  32

                                                                       Page
Dividends, Capital Gains and Taxes....................................  37
The Share Price of Each Portfolio.....................................  37
General Information...................................................  39
Shareholder Guide.....................................................  39

TABLE OF
CONTENTS
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                   HIGHLIGHTS

INVESTMENT         Vanguard Variable Insurance Fund (the "Fund") is an open-
OBJECTIVES AND     end diversified investment company. The Fund is intended
POLICIES           exclusively as an investment vehicle for variable annuity
                   or variable life insurance contracts offered by the sepa-rate accounts of various insurance companies.

                   The Fund offers nine Portfolios -- a money market portfo-lio, a high-grade bond portfolio, a high yield bond portfo-lio, a balanced portfolio, an equity income portfolio, an equity index portfolio, a growth portfolio, a small company growth portfolio and an international portfolio -- each with distinct investment objectives and policies.

                   MONEY MARKET PORTFOLIO -- seeks to provide a current income and a stable net asset value of $1.00 per share. The Port-folio invests primarily in high-quality money market in-struments issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such secu-rities.

                   HIGH-GRADE BOND PORTFOLIO -- seeks to parallel the invest-ment results (income plus capital change) of publicly-traded investment grade fixed-income securities in the ag-gregate by attempting to duplicate the investment perfor-mance of a broad investment grade bond index. The Portfolio invests primarily in a diversified portfolio of U.S. Gov-ernment, corporate and foreign dollar- denominated bonds and mortgage-backed securities.

                   HIGH YIELD BOND PORTFOLIO -- seeks to provide a high level of current income by investing in a diversified portfolio of lower quality, high-yielding corporate debt securities (commonly referred to as "junk bonds").

                   BALANCED PORTFOLIO -- seeks to provide capital growth and a reasonable level of current income by investing in a diver-sified portfolio of common stocks and bonds.

                   EQUITY INCOME PORTFOLIO -- seeks to provide a high level of current income by investing principally in dividend-paying equity securities.

                   EQUITY INDEX PORTFOLIO -- seeks to parallel the investment results of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Portfolio invests primarily in common stocks included in the S&P 500.

                   GROWTH PORTFOLIO -- seeks to provide long-term capital ap-preciation by investing primarily in equity securities of seasoned U.S. companies with above-average prospects for growth.

                   SMALL COMPANY GROWTH PORTFOLIO -- seeks to provide long-term growth in capital by investing primarily in equity se-curities of small companies deemed to have favorable pros-pects for growth.

                   INTERNATIONAL PORTFOLIO -- seeks to provide long-term capi-tal appreciation by investing primarily in equity securi-ties of seasoned companies located outside the United States.

                    The investment objectives and policies of the Fund's Port-folios are similar to those of other Vanguard funds. The Money Market Portfolio of the Fund is similar to the Prime Portfolio of Vanguard Money Market Reserves; the High-Grade Bond Portfolio is similar to Vanguard Bond Index Fund's Total Bond Market Portfolio; the High Yield Bond Portfolio is similar to the High Yield Corporate Portfolio of the Vanguard Fixed Income Securities Fund; the Balanced Portfolio is similar to Vanguard/Wellington Fund; the Eq-uity Index Portfolio is similar to the 500 Portfolio of Vanguard Index Trust; the Equity Income Portfolio is simi-lar to the Vanguard Equity Income Fund; the Growth Portfo-lio is similar to the Vanguard U.S. Growth Portfolio; the Small Company Growth Portfolio is similar to the Vanguard Explorer Fund; and the International Portfolio is similar to the Vanguard International Growth Portfolio. BECAUSE OF DIFFERENCES IN THE INVESTMENTS HELD AND ADDITIONAL ADMIN-ISTRATIVE AND INSURANCE COSTS ASSOCIATED WITH INSURANCE COMPANY SEPARATE ACCOUNTS, THE PORTFOLIOS' INVESTMENT PER-FORMANCES WILL DIFFER FROM THE PERFORMANCES OF THE CORRE-SPONDING VANGUARD FUNDS.

                    There is no assurance that a Portfolio will achieve its
                    stated objective.                                   PAGE 11
-------------------------------------------------------------------------------
INVESTMENT          The MONEY MARKET PORTFOLIO is exposed primarily to credit
RISKS               risk, the possibility that an issuer of securities will
                    fail to make timely payments of interest or principal to the Portfolio. The Money Market Portfolio seeks to mini-mize such risk by investing in top-rated money market in-struments.

                    The HIGH-GRADE BOND PORTFOLIO is subject primarily to in-terest rate and credit risk. The Portfolio, like the Leh-man Brothers Aggregate Bond Index (the "Lehman Bond In-dex") it seeks to match, is expected to maintain an aver-age weighted maturity between 8 and 10 years. As a result, interest rate risk -- i.e., the potential for a decline in the market value of the Portfolio's fixed income securi-ties due to rising interest rates -- may range from moder-ate to high. Credit risk, however, should be nominal, since the Portfolio invests primarily in highly rated bonds and mortgage-backed securities.

                    The HIGH YIELD BOND PORTFOLIO is subject primarily to credit risk and interest rate risk. The medium- and low-grade bonds held by the Portfolio are considered specula-tive because, since they are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, they are generally less able than more financially stable firms to make scheduled payments of interest and principal. The credit risks of bonds issued under such circumstances are substantial. Interest rate risk is the potential for a decline in the market value of the Portfo-lio's fixed income securities due to rising interest rates.

                    The BALANCED PORTFOLIO, with its mix of both stocks and bonds, is subject to stock market risk and interest rate risk. However, the Portfolio is expected to exhibit less volatility than a portfolio consisting entirely of com-mon stocks.

                    The EQUITY INCOME, EQUITY INDEX AND GROWTH PORTFOLIOS are exposed to stock market risk, the possibility that stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                   The SMALL COMPANY GROWTH PORTFOLIO is also exposed to the stock market risk present in the Equity Income, Equity In-dex and Growth Portfolios. In addition, small company stocks, which are this Portfolio's primary investments, have historically been more volatile in price than the stock market as a whole.

                   The INTERNATIONAL PORTFOLIO is exposed to foreign stock
                   market risk which can be as volatile, if not more volatile, than investments in U.S. markets. In addition, the Portfo-
                   lio is subject to currency risk. In a period when the U.S.
                   dollar generally rises against foreign currencies, the re-
                   turns on foreign stocks for a U.S. investor may be dimin-
                   ished. By contrast, in a period when the U.S. dollar gener-
                   ally declines, the returns on foreign stocks may be
                   enhanced.                                            PAGE 17
--------------------------------------------------------------------------------
THE VANGUARD       The Fund is a member of The Vanguard Group of Investment
GROUP              Companies, a group of more than 30 investment companies
                   with more than 95 distinct portfolios and total assets in
                   excess of $310 billion. The Vanguard Group, Inc. ("Van-
                   guard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distri-
                   bution, and shareholder accounting services on an at-cost
                   basis to the Funds in the Group.                     PAGE 30
--------------------------------------------------------------------------------
FUND               The Fund incurs annual operating expenses which include
EXPENSES           Management, Advisory and Distribution expenses. For more
                   information please see the section entitled "Management of the Fund" in this Prospectus and the "Fee Table" section of the prospectus for your variable annuity or variable life
                   insurance Plan.                                      PAGE 31
--------------------------------------------------------------------------------
INVESTMENT         The Investment Advisers to the nine Portfolios in the Fund
ADVISERS           are listed below:

                   PORTFOLIO                       INVESTMENT ADVISER
                   ---------                       ------------------
                   Money Market Portfolio          Vanguard's Fixed Income Group
                   High-Grade Bond Portfolio       Vanguard's Fixed Income Group
                   Equity Index Portfolio          Vanguard's Core Management Group
                   Balanced Portfolio              Wellington Management Company,
                                                   LLP
                   Equity Income Portfolio         Newell Associates
                   High Yield Bond Portfolio       Wellington Management Company,
                                                   LLP
                   Growth Portfolio                Lincoln Capital Management
                                                   Company
                   Small Company Growth Portfolio  Granahan Investment Management,
                                                   Inc.
                   International Portfolio         Schroder Capital Management
                                                    International, Inc.

                                                                         PAGE 32
--------------------------------------------------------------------------------

DIVIDENDS AND      The Portfolios distribute dividends and capital gains ac-
CAPITAL GAINS      cording to the schedule outlined below:

                                                                       CAPITAL GAINS,
                   PORTFOLIO                  DIVIDEND DISTRIBUTIONS   IF ANY
                   ---------                  ------------------------ --------------
                   Money Market Portfolio     Monthly (declared daily) None
                   High-Grade Bond Portfolio  Monthly (declared daily) Annually
                   High Yield Bond Portfolio  Monthly (declared daily) Annually
                   Equity Index Portfolio     Annually (October)       Annually
                   Balanced Portfolio         Annually (October)       Annually
                   Equity Income Portfolio    Annually (October)       Annually
                   Growth Portfolio           Annually (October)       Annually
                   Small Company Growth
                    Portfolio                 Annually (October)       Annually
                   International Portfolio    Annually (October)       Annually

                                                                         PAGE 37
--------------------------------------------------------------------------------
TAXES              The tax consequences of your investment in the Fund depend upon the specific provisions of your variable life insur-
                   ance or annuity contract. For more information, please re-
                   fer to the prospectus of the insurance company separate ac-
                   count that offers your contract.                     PAGE 37
--------------------------------------------------------------------------------
PURCHASING AND     You cannot purchase shares of the Fund directly, but only
SELLING SHARES     through a variable life insurance or variable annuity con-
                   tract offered through an insurance company separate ac-count. Please refer to the prospectus of the insurance com-pany separate account for information on how to purchase and redeem shares.

                   Insurance company separate accounts invest in the Fund
                   based upon the current net asset values of the Fund's Port-folios. The value of your investments in the Fund through a variable insurance offering will be based upon the number of contract units you own and the "accumulation unit val-ues" for your insurance contract, which will differ from the net asset values of the Fund's Portfolios. FOR IN-STANCE, WHILE THE FUND'S MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THE ACCUMULATION UNIT VALUE CORRESPONDING TO AN INVESTMENT IN THIS PORTFOLIO THROUGH A VARIABLE ANNUITY CONTRACT COULD BE GREATER THAN THE VALUE OF THE PORTFOLIO BECAUSE THE ACCUMU-
                   LATION UNITS DO NOT PAY DIVIDENDS.              PAGE 39
--------------------------------------------------------------------------------

                   The following financial highlights tables show the results
FINANCIAL          for a share outstanding throughout each period presented.
HIGHLIGHTS         The financial highlights for the fiscal years ended Septem-
                   ber 30 have been derived from the financial statements au-dited by Price Waterhouse LLP, independent accountants.
                   This information should be read in conjunction with the Fund's financial statements and notes thereto, which, to-gether with the remaining portions of the Fund's 1997
                   Annual Report to Shareholders, are incorporated by refer-ence in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to
                   Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which may be obtained without charge by writ-ing to the Fund or by calling our Vanguard Variable Annuity
                   Center at 1-800-522-5555.

                          --------------------------------------------------------
                                        MONEY MARKET PORTFOLIO
                          --------------------------------------------------------
                                                                         MAY 2+ TO
                                  YEAR ENDED SEPTEMBER 30,               SEPT. 30,
                           1997    1996    1995    1994    1993    1992    1991
----------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00   $ 1.00
                          -----  ------  ------  ------  ------  ------   ------
INVESTMENT OPERATIONS
 Net Investment Income..   .054    .054    .056    .035    .030    .040     .023
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     --      --      --      --      --      --       --
                          -----  ------  ------  ------  ------  ------   ------
 TOTAL FROM INVESTMENT
  OPERATIONS............   .054    .054    .056    .035    .030    .040     .023
----------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....  (.054)  (.054)  (.056)  (.035)  (.030)  (.040)   (.023)
 Distributions from
  Realized Capital
  Gains.................     --      --      --      --      --      --       --
                          -----  ------  ------  ------  ------  ------   ------
 TOTAL DISTRIBUTIONS....  (.054)  (.054)  (.056)  (.035)  (.030)  (.040)   (.023)
----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00   $ 1.00
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
TOTAL RETURN............   5.48%   5.49%   5.77%   3.63%   3.05%   4.11%    2.35%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $ 393  $  285  $  218  $  171  $  114  $   71   $   27
Ratio of Total Expenses
 to Average Net Assets..   0.21%   0.19%   0.23%   0.23%   0.29%   0.33%    0.34%*
Ratio of Net Investment
 Income to Average Net
 Assets.................   5.36%   5.36%   5.66%   3.66%   3.00%   3.90%    5.50%*
Portfolio Turnover Rate.    N/A     N/A     N/A     N/A     N/A     N/A      N/A

* Annualized.
+ Commencement of operations.

                          -------------------------------------------------------------
                                        HIGH-GRADE BOND PORTFOLIO
                          -------------------------------------------------------------
                                                                           APRIL 29+ TO
                                  YEAR ENDED SEPTEMBER 30,                  SEPT. 30,
                            1997    1996    1995    1994     1993    1992      1991
---------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $10.29  $10.47  $ 9.82  $10.94   $10.64  $10.24     $10.00
                          ------  ------  ------  ------   ------  ------     ------
INVESTMENT OPERATIONS
 Net Investment Income..    .678    .670    .663    .619     .636    .705       .299
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    .280   (.180)   .650   (.966)    .349    .427       .240
                          ------  ------  ------  ------   ------  ------     ------
 TOTAL FROM INVESTMENT
  OPERATIONS............    .958    .490   1.313   (.347)    .985   1.132       .539
---------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....   (.678)  (.670)  (.663)  (.619)   (.636)  (.705)     (.299)
 Distributions from
  Realized Capital
  Gains.................      --      --      --   (.154)   (.049)  (.027)        --
                          ------  ------  ------  ------   ------  ------     ------
 TOTAL DISTRIBUTIONS....   (.678)  (.670)  (.663)  (.773)   (.685)  (.732)     (.299)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $10.57  $10.29  $10.47  $ 9.82   $10.94  $10.64     $10.24
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
TOTAL RETURN............    9.60%   4.80%  13.83%  (3.31)%   9.64%  11.47%      5.48%
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  188    $139  $  120  $   80   $   85  $   52     $   16
Ratio of Total Expenses
 to Average Net Assets..    0.29%   0.25%   0.29%   0.24%    0.29%   0.32%      0.40%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    6.51%   6.43%   6.58%   5.98%    5.92%   6.66%      6.89%*
Portfolio Turnover Rate.      40%     56%     29%     46%      73%     31%         9%

* Annualized.
+ Commencement of operations.

                          ----------------------------------------------------------
                                           BALANCED PORTFOLIO
                          ----------------------------------------------------------
                                                                          MAY 23+ TO
                                  YEAR ENDED SEPTEMBER 30,                SEPT. 30,
                            1997    1996    1995    1994    1993    1992     1991
------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $14.81  $13.33  $11.33  $11.58  $10.83  $10.25    $10.00
                          ------  ------  ------  ------  ------  ------    ------
INVESTMENT OPERATIONS
 Net Investment Income..     .60    .565     .51     .46     .50     .51       .19
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    3.31   1.420    2.07    (.16)    .97     .52       .06
                          ------  ------  ------  ------  ------  ------    ------
 TOTAL FROM INVESTMENT
  OPERATIONS............    3.91   1.985    2.58     .30    1.47    1.03       .25
------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.19)  (.505)   (.50)   (.39)   (.69)   (.45)       --
 Distributions from
  Realized Capital
  Gains.................    (.56)     --    (.08)   (.16)   (.03)     --        --
                          ------  ------  ------  ------  ------  ------    ------
 TOTAL DISTRIBUTIONS....    (.75)  (.505)   (.58)   (.55)   (.72)   (.45)       --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $17.97  $14.81  $13.33  $11.33  $11.58  $10.83    $10.25
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
TOTAL RETURN............   27.60%  15.26%  23.65%   2.67%  14.10%  10.29%     2.50%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  468  $  330  $  280  $  230  $  191  $   76    $   13
Ratio of Total Expenses
 to Average
 Net Assets.............    0.32%   0.31%   0.36%   0.34%   0.39%   0.42%     0.51%*
Ratio of Net Investment
 Income to Average Net
 Assets.................    3.96%   4.04%   4.25%   4.11%   4.45%   4.77%     5.24%*
Portfolio Turnover Rate.      25%     36%     26%     42%     41%     15%        3%
Average Commission Rate
 Paid...................  $.0462  $.0393     N/A     N/A     N/A     N/A       N/A

* Annualized.
+ Commencement of operations.

                          --------------------------------------------------------------
                                          EQUITY INDEX PORTFOLIO
                          --------------------------------------------------------------
                                                                            APRIL 29+ TO
                                   YEAR ENDED SEPTEMBER 30,                  SEPT. 30,
                             1997     1996    1995    1994    1993    1992      1991
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $18.32   $15.69  $12.47  $12.37  $11.32  $10.45     $10.00
                          -------   ------  ------  ------  ------  ------     ------
INVESTMENT OPERATIONS
 Net Investment Income..      .34      .34     .33     .31     .34     .26        .08
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     6.94     2.75    3.26     .12    1.07     .85        .37
                          -------   ------  ------  ------  ------  ------     ------
 TOTAL FROM INVESTMENT
  OPERATIONS............     7.28     3.09    3.59     .43    1.41    1.11        .45
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....     (.19)    (.33)   (.29)   (.23)   (.34)   (.24)        --
 Distributions from
  Realized Capital
  Gains.................     (.09)    (.13)   (.08)   (.10)   (.02)     --         --
                          -------   ------  ------  ------  ------  ------     ------
 TOTAL DISTRIBUTIONS....     (.28)    (.46)   (.37)   (.33)   (.36)   (.24)        --
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................   $25.32   $18.32  $15.69  $12.47  $12.37  $11.32     $10.45
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN............    40.31%   20.19%  29.51%   3.53%  12.68%  10.74%      4.50%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......   $  718   $  406  $  276  $  186  $  165  $   85     $   24
Ratio of Total Expenses
 to Average Net Assets..     0.23%    0.22%   0.28%   0.24%   0.29%   0.32%      0.45%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     1.78%    2.13%   2.53%   2.60%   2.63%   2.84%      3.22%*
Portfolio Turnover Rate.        1%       2%      2%      7%     16%      1%         5%
Average Commission Rate
 Paid...................   $.0160   $.0203     N/A     N/A     N/A     N/A        N/A

* Annualized.
+ Commencement of operations.

                                        ----------------------------------------
                                               INTERNATIONAL PORTFOLIO
                                        ----------------------------------------
                                                                      JUNE 3+ TO
                                         YEAR ENDED SEPTEMBER 30,     SEPT. 30,
                                            1997      1996      1995     1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $  12.74  $  11.40    $10.31    $10.00
                                        --------  --------  --------    ------
INVESTMENT OPERATIONS
 Net Investment Income................       .17       .14       .16       .05
 Net Realized and Unrealized Gain
  (Loss) on Investments...............      2.10      1.36       .99       .26
                                        --------  --------  --------    ------
 TOTAL FROM INVESTMENT OPERATIONS.....      2.27      1.50      1.15       .31
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.      (.14)     (.16)     (.06)       --
 Distributions from Realized Capital
  Gains...............................      (.32)       --        --        --
                                        --------  --------  --------    ------
 TOTAL DISTRIBUTIONS..................      (.46)     (.16)     (.06)       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $  14.55  $  12.74    $11.40    $10.31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..........................     18.55%    13.36%    11.21%     3.10%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..  $    246  $    162  $     90    $   63
Ratio of Total Expenses to Average Net
 Assets...............................      0.46%     0.49%     0.54%     0.30%*
Ratio of Net Investment Income to
 Average Net Assets...................      1.43%     1.42%     1.67%     1.91%*
Portfolio Turnover Rate...............        22%       19%       27%        0%
Average Commission Rate Paid..........  $  .0327  $  .0403       N/A       N/A

* Annualized.
+ Commencement of operations.

                                     -------------------------------------------
                                            EQUITY INCOME PORTFOLIO
                                     -------------------------------------------
                                                                      JUNE 7+ TO
                                      YEAR ENDED SEPTEMBER 30,        SEPT. 30,
                                       1997    1996    1995    1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................  $13.71  $12.00  $10.05  $10.57     $10.00
                                     ------  ------  ------  ------     ------
INVESTMENT OPERATIONS
 Net Investment Income.............     .42     .48     .46     .45        .14
 Net Realized and Unrealized Gain
  (Loss) on Investments............    4.69    1.75    2.02    (.63)       .54
                                     ------  ------  ------  ------     ------
 TOTAL FROM INVESTMENT OPERATIONS..    5.11    2.23    2.48    (.18)       .68
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income...........................    (.15)   (.46)   (.48)   (.33)      (.11)
 Distributions from Realized
  Capital Gains....................    (.17)   (.06)   (.05)   (.01)        --
                                     ------  ------  ------  ------     ------
 TOTAL DISTRIBUTIONS...............    (.32)   (.52)   (.53)   (.34)      (.11)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....  $18.50  $13.71  $12.00  $10.05     $10.57
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.......................   38.05%  19.07%  25.69%  (1.64)%     6.81%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)........................  $  271  $  142  $   91  $   68     $   50
Ratio of Total Expenses to Average
 Net Assets........................    0.37%   0.35%   0.39%   0.34%      0.39%*
Ratio of Net Investment Income to
 Average Net Assets................    3.11%   3.69%   4.28%   4.57%      4.30%*
Portfolio Turnover Rate............       8%      8%     10%     18%         2%
Average Commission Rate Paid.......  $.0558  $.0583     N/A     N/A        N/A

* Annualized.
+ Commencement of operations.

                                      ------------------------------------------
                                                 GROWTH PORTFOLIO
                                      ------------------------------------------
                                                                      JUNE 7+ TO
                                       YEAR ENDED SEPTEMBER 30,       SEPT. 30,
                                        1997    1996    1995    1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $17.58  $14.10  $10.79  $10.26    $10.00
                                      ------  ------  ------  ------    ------
INVESTMENT OPERATIONS
 Net Investment Income..............    .190     .18     .16     .14       .04
 Net Realized and Unrealized Gain
  (Loss) on Investments.............   4.615    3.65    3.26     .46       .22
                                      ------  ------  ------  ------    ------
 TOTAL FROM INVESTMENT OPERATIONS...   4.805    3.83    3.42     .60       .26
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income............................   (.180)   (.16)   (.11)   (.07)       --
 Distributions from Realized Capital
  Gains.............................   (.695)   (.19)     --      --        --
                                      ------  ------  ------  ------    ------
 TOTAL DISTRIBUTIONS................   (.875)   (.35)   (.11)   (.07)       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $21.51  $17.58  $14.10  $10.79    $10.26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN........................   28.76%  27.79%  32.02%   5.87%     2.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions).........................  $  460  $  276  $  162  $   82    $   36
Ratio of Total Expenses to Average
 Net Assets.........................    0.38%   0.39%   0.47%   0.38%     0.43%*
Ratio of Net Investment Income to
 Average Net Assets.................    1.12%   1.29%   1.64%   1.55%     1.63%*
Portfolio Turnover Rate.............      38%     42%     32%     34%       10%
Average Commission Rate Paid........  $.0498  $.0499     N/A     N/A       N/A

* Annualized.
+ Commencement of operations.

                                     --------------------- ---------------------
                                          HIGH YIELD           SMALL COMPANY
                                        BOND PORTFOLIO       GROWTH PORTFOLIO
                                     --------------------- ---------------------
                                     YEAR ENDED JUNE 3+ TO YEAR ENDED JUNE 3+ TO
                                     SEPT. 30,  SEPT. 30,  SEPT. 30,  SEPT. 30,
                                        1997       1996       1997       1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................    $10.15     $10.00     $ 9.84     $10.00
                                       ------     ------     ------     ------
INVESTMENT OPERATIONS
 Net Investment Income.............      .922       .299        .04        .04
 Net Realized and Unrealized Gain
  (Loss) on Investments............      .450       .150       2.13       (.20)
                                       ------     ------     ------     ------
 TOTAL FROM INVESTMENT OPERATIONS..     1.372       .449       2.17       (.16)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
  Income...........................     (.922)     (.299)      (.04)        --
 Distributions from Realized
  Capital Gains....................     (.010)        --         --         --
                                       ------     ------     ------     ------
 TOTAL DISTRIBUTIONS...............     (.932)     (.299)      (.04)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $10.59     $10.15     $11.97     $ 9.84
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.......................     14.12%      4.56%     22.16%     (1.60)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)........................    $   85     $   22     $  133     $   44
Ratio of Total Expenses to Average
 Net Assets........................      0.31%      0.32%*     0.39%      0.45%*
Ratio of Net Investment Income to
 Average Net Assets................      8.88%      9.29%*     0.67%      1.42%*
Portfolio Turnover Rate............        30%         8%        72%        18%
Average Commission Rate Paid.......       N/A        N/A     $.0472     $.0600

* Annualized.
+ Commencement of operations.
--------------------------------------------------------------------------------
YIELD AND TOTAL    From time to time, a Portfolio of the Fund may advertise
RETURN             its yield and total return. Both yield and total return
                   figures are based on historical earnings and are not in-tended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five-, and ten-year periods or for the life of the Portfolio (as stated in the advertise-ment) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all divi-dend and capital gains distributions.

                   In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net investment in-come per share earned during a 30-day period by the net as-set value per share on the last day of the period. Net in-vestment income includes interest and dividend income earned on the Portfolio's securities; it is net of all ex-penses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calcu-lation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the ad-vertised 30-day yield may not fully reflect the income paid to your own account.

                   The Money Market Portfolio's "seven-day" or "current" yield reflects the income earned by a hypothetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. The Portfolio's "effective yield" assumes that the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding.

                   YIELDS AND TOTAL RETURNS QUOTED FOR THE PORTFOLIOS INCLUDE
                   THE EFFECT OF DEDUCTING THE PORTFOLIOS' EXPENSES, BUT MAY
                   NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PAR-
                   TICULAR INSURANCE PRODUCT. SINCE YOU CAN ONLY PURCHASE
                   SHARES OF THE PORTFOLIOS THROUGH A VARIABLE ANNUITY OR
                   VARIABLE LIFE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE
                   PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR IN-
                   FORMATION ON ADDITIONAL CHARGES AND EXPENSES. EXCLUDING
                   THESE CHARGES FROM QUOTATIONS OF THE PORTFOLIOS' PERFOR-
                   MANCES HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED.
                   YOU SHOULD BEAR IN MIND THE EFFECT OF THESE CHARGES WHEN
                   COMPARING THE PORTFOLIOS' PERFORMANCES TO THOSE OF OTHER
                   MUTUAL FUNDS. PLEASE REVIEW CAREFULLY THE YIELD AND TOTAL
                   RETURN FIGURES FOR THE PARTICULAR INSURANCE PRODUCT WHICH
                   ACCOMPANY THE YIELDS AND TOTAL RETURNS QUOTED FOR THE PORT-
                   FOLIOS.
--------------------------------------------------------------------------------
INVESTMENT         The Fund is intended exclusively as an investment vehicle
OBJECTIVES         for variable annuity or variable life insurance contracts
                   offered by various insurance companies.
THE FUND OFFERS
NINE DISTINCT      The Fund offers nine distinct Portfolios--a money market
PORTFOLIOS         portfolio, a high-grade bond portfolio, a high yield bond
                   portfolio, a balanced portfolio, an equity index portfolio, an equity income portfolio, a growth portfolio, a small company growth portfolio and an international portfolio:

                   The MONEY MARKET PORTFOLIO seeks to provide a current in-come consistent with the preservation of capital and li-quidity. The Portfolio also seeks to maintain a stable net asset value of $1.00 per share.

                   The HIGH-GRADE BOND PORTFOLIO seeks to duplicate the total return of publicly-traded investment grade fixed-income se-curities in the aggregate by attempting to duplicate the investment performance of a broad investment grade bond index.

                   The HIGH YIELD BOND PORTFOLIO seeks to provide a high level of current income by investing in below-investment grade fixed-income securities (commonly referred to as "junk bonds").

                   The BALANCED PORTFOLIO seeks to provide capital growth and a reasonable level of current income.

                   The EQUITY INCOME PORTFOLIO seeks to provide a high level of current income.

                   The EQUITY INDEX PORTFOLIO seeks to parallel the investment results of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

                   The GROWTH, SMALL COMPANY GROWTH AND INTERNATIONAL PORTFO-LIOS seek to provide long-term capital appreciation.

                   There is no assurance that a Portfolio will achieve its
                   stated objective.
--------------------------------------------------------------------------------
INVESTMENT         The nine Portfolios of the Fund follow distinct investment
POLICIES           policies. The Portfolios are managed without regard to tax ramifications.
THE MONEY MARKET
PORTFOLIO          The MONEY MARKET PORTFOLIO invests in the following high-
INVESTS IN HIGH-   quality money market obligations issued by financial insti-
QUALITY MONEY      tutions, nonfinancial corporations, and the U.S. Govern-
MARKET             ment, state and municipal governments and their agencies or
SECURITIES         instrumentalities:

                   (1) Negotiable certificates of deposit and bankers' accept-
                       ances of U.S. banks having total assets in excess of $1 billion.

                   (2) Commercial paper (including variable amount master de-
                       mand notes) rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Corpora-tion ("Standard and Poor's") or, if unrated, issued by a corporation having an outstanding debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.

                   (3) Short-term corporate obligations rated Aa3 or better by
                       Moody's or AA- or better by Standard and Poor's.

                   (4) Short-term Eurodollar and Yankee bank obligations. Eu-
                       rodollar bank obligations are dollar-denominated cer-tificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks or by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. capi-tal markets by foreign banks.

                   (5) U.S. Treasury obligations including bills, notes,
                       bonds, and other debt obligations issued by the U.S. Treasury. These securities are backed by the full faith and credit of the U.S. Government.

                   (6) Securities issued or guaranteed by agencies and instru-
                       mentalities of the U.S. Government. These include secu-rities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal Na-tional Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others. Such "agen-cy" securities may not be backed by the full faith and credit of the U.S. Government.

                   (7) Repurchase agreements that are collateralized by the
                       securities listed in (1), (5), and (6) above.

                   In addition, the Money Market Portfolio may invest up to 10% of its assets in securities that are illiquid.

                   The Money Market Portfolio will only invest in securities that mature in 13 months or less and will maintain an aver-age weighted maturity of 90 days or less.

THE HIGH-GRADE     The HIGH-GRADE BOND PORTFOLIO will invest in a statisti-
BOND PORTFOLIO     cally selected sample of fixed-income and mortgage-backed
INVESTS IN         securities included in the Lehman Brothers Aggregate Bond
GOVERNMENT AND     Index (the "Lehman Bond Index"). The Portfolio will invest
CORPORATE BONDS    80% or more of its assets in securities included in the
                   Lehman Bond Index, including not less than 65% of its as-sets in U.S. Government or corporate bonds.

                   The Portfolio encompasses four major classes of investment grade fixed income securities in the United States: U.S. Treasury and agency securities, corporate debt obligations, foreign dollar-denominated debt obligations, and mortgage-backed securities. As of September 30, 1997, these four classes represented the following proportions of the Port-folio's total market value:

                   U.S. Treasury and agency
                    securities                   35.3%
                   Corporate debt obligations    28.9%
                   Foreign U.S. dollar
                    obligations                   4.9%
                   Mortgage-backed securities    30.9%

                   Since 1991, the effective average weighted maturity of the Portfolio has ranged from a high of 13.0 years to a low of
                   7.4 years; it was 8.8 years on September 30, 1997.

                   The Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, the Portfolio may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the In-dex so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the cor-porate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in the aggregate no more than 20% of net as-sets. Overall, credit risk is expected to be very low for the Portfolio.

THE HIGH YIELD     The HIGH YIELD BOND PORTFOLIO will invest in a diversified
BOND PORTFOLIO     portfolio of high-yielding corporate debt securities (so-
INVESTS IN LOW-    called "junk bonds"). Under normal circumstances, at least
QUALITY, HIGH-     80% of the Portfolio's assets will be invested in high-
RISK BONDS         yield corporate debt obligations rated at least B by
                   Moody's or Standard & Poor's or, if unrated, of comparable quality as determined by the Portfolio's adviser. Not more than 20% of the Portfolio's assets may be invested in debt securities rated less than B or unrated, and convertible securities and preferred stocks. The Portfolio may invest up to 25% of its assets in cash reserves and U.S. Govern-ment securities, repurchase agreements collateralized by U.S. Treasury or U.S. Government agency securities under unusual market conditions for temporary defensive measures.

                   The High Yield Bond Portfolio will not invest in securities that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. Securities that are subsequently downgraded in quality below Caa or CCC may continue to be held by the Portfolio, and will be sold only if the Portfolio's adviser believes it would be advantageous to do so. In addition, the credit quality of unrated securities purchased by the Portfolio must be, in the opinion of the Portfolio's adviser, at least equivalent to a Caa rating by Moody's or a CCC rating by Standard & Poor's.

                   Securities rated less than Baa by Moody's or BBB by Stan-dard & Poor's are classified as non-investment grade secu-rities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies.

                   Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently-issued ratings may not fully reflect the actual risks posed by a particu-lar high-yield security. For these reasons, it is the High-Yield Bond Portfolio's policy not to rely primarily on rat-ings issued by established credit rating agencies, but to use such ratings in conjunction with the adviser's own in-dependent and ongoing review of credit quality.

                   Although the High Yield Bond Portfolio has no present plans to do so, it may invest up to 5% of its assets in non-in-come-producing high-yield securities that do not have cur-rent cash coupons -- such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities.

                   The High Yield Bond Portfolio may also hold asset-backed securities, as well as U.S. dollar-denominated debt securi-ties issued by foreign governments, their agencies and in-strumentalities, supranational entities and companies lo-cated outside the U.S. The Portfolio may also invest in bond (interest rate) futures and options to a limited ex-tent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.

THE BALANCED       The BALANCED PORTFOLIO invests in a diversified portfolio
PORTFOLIO          of both common stocks and bonds. Under normal circumstanc-
INVESTS IN BOTH es, it is expected that common stocks will represent 60% to STOCKS AND BONDS 70% of the Portfolio's total assets. The Portfolio's common stocks are held for the purpose of providing reasonable dividend income and long-term growth of capital and income.

                   The remaining 30% to 40% of the Portfolio's assets will be invested in high-quality fixed-income securities. These se-curities include investment grade corporate bonds (those rated a minimum of Baa by Moody's or BBB by Standard & Poor's), securities issued by the U.S. Government, its agencies and instrumentalities, including Government Na-tional Mortgage Association ("GNMA") mortgage pass-through certificates, asset-backed securities, as well as U.S. dol-lar-denominated debt securities issued by foreign govern-ments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. The Portfo-lio may also hold short-term fixed income securities of the type authorized for the Money Market Portfolio as cash re-serves.

                   The amount invested in stocks, bonds and cash reserves may be varied from time to time, depending upon the assessment of business, economic and market conditions by the Portfo-lio's adviser, Wellington Management Company, LLP. The Portfolio reserves the right to hold equity, fixed-income and cash securities in whatever proportions deemed desir-able at any given time for defensive purposes.

                   The Balanced Portfolio may also invest up to 10% of its as-sets in foreign securities, and may invest in stock and bond index futures and options to a limited extent. The Portfolio is also authorized to invest in preferred stocks.

THE EQUITY         Under normal circumstances, the EQUITY INCOME PORTFOLIO
INCOME PORTFOLIO   will invest at least 80% of its assets in income-producing
INVESTS IN         equity securities, including dividend-paying common stocks
STOCKS             and securities which are convertible into common stocks.
                   The Portfolio intends to invest in securities which gener-ate relatively high levels of dividend income and have the potential for capital apprecia-tion. These generally include common stocks of established, high-quality U.S. corporations. In addition, the Portfolio will seek to diversify its investments over a carefully se-lected list of securities in order to moderate the risks inherent in equity investments.

                   The Equity Income Portfolio will invest in a company's se-curities following a fundamental analysis of the issuing company. An important part of this analysis will be the ex-amination of the company's ability to maintain its divi-dend. Over time, dividend income has proven to be an impor-tant component of total return. For example, during the ten-year period ended September 1997, reinvested dividend income accounted for approximately 22.4% of the total re-turn of the S&P 500 Index. Also, dividend income tends to be a more stable source of total return than capital appre-ciation. While the price of a company's common stock can be significantly affected by market fluctuations and other short-term factors, its dividend level usually has greater stability. For this reason, securities which pay a high level of dividend income are generally less volatile in price than securities which pay a low level of dividend in-come.

                   Although the Portfolio intends to invest primarily in eq-uity securities, it may invest up to 20% of its assets in certain cash investments and investment grade fixed-income securities (those rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service). See "Implementation of Policies" for a description of these and other investment practices of the Fund.

THE EQUITY INDEX   The EQUITY INDEX PORTFOLIO expects to invest in all 500
PORTFOLIO          stocks in the Standard & Poor's 500 Composite Stock Price
INVESTS IN S&P     Index ("S&P 500 Index") in approximately the same propor-
500 STOCKS         tions as they are represented in the Index. The 500 stocks in the S&P 500 Index are selected by Standard & Poor's Cor-poration to be included in the Index. The 500 securities, most of which trade on the New York Stock Exchange, repre-sent approximately 70% of the market value of all U.S. com-mon stocks.

THE GROWTH         The GROWTH PORTFOLIO invests primarily in equity securities
PORTFOLIO          of seasoned U.S. companies with above-average prospects for
INVESTS IN         growth. In selecting securities for the Portfolio, Lincoln
STOCKS             Capital Management, adviser to the Portfolio, emphasizes
                   common stocks of high quality, established growth compa-nies. Such companies tend to have exceptional growth rec-ords, strong market positions, reasonable financial strength, and relatively low sensitivity to changing eco-nomic conditions. The adviser seeks to identify common stocks that sell at attractive valuations and companies that have the best prospects for continued above-average growth.

                   Besides investing in equity securities, the Portfolio may utilize stock index futures contracts and options to a lim-ited extent. In addition, although the Portfolio will nor-mally remain fully invested in equity securities, the Port-folio may temporarily invest in certain short-term fixed income securities. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

THE SMALL          The SMALL COMPANY GROWTH PORTFOLIO will invest primarily in
COMPANY GROWTH     the equity securities of small companies which are deemed
PORTFOLIO          to offer favorable prospects for growth in market value.
INVESTS IN SMALL   These securities are primarily common stocks but may also
COMPANY STOCKS     include securities convertible into common stocks.

                   Securities purchased by the Portfolio may be issued by small or unseasoned companies with speculative risk charac-teristics. Dividend income paid by such securities, if any, will ordinarily be negligible. These securities will gener-ally be traded in established over-the-counter markets, rather than on a national securities exchange.

                   The median market capitalization of the companies included in the Portfolio--that is, the median market value of the companies' outstanding shares--is expected to range from $100 million to $1 billion. By comparison, for companies included in the Russell 2000 Index, a benchmark of the mar-ket for small company stocks, the median market capitaliza-tion is approximately $750 million. The median capitaliza-tion of companies in the Standard & Poor's 500 Composite Stock Price Index, a widely used measure of the broad stock market, is approximately $35.4 billion.

                   In addition to investing in the equity securities of small companies, the Portfolio may purchase stock futures con-tracts and options to a limited extent, and may invest in certain short-term fixed income securities. The Portfolio is also authorized to invest, to a limited extent, in for-eign and restricted securities, although it does not pres-ently intend to do so. See "Implementation of Policies" for a description of these and other investment practices of the Portfolio.

THE                The INTERNATIONAL PORTFOLIO invests primarily in apprecia-
INTERNATIONAL      tion-oriented equity securities of seasoned companies lo-
PORTFOLIO          cated outside the United States. The Portfolio seeks to di-
INVESTS IN         versify its assets among many foreign stock markets, in-
FOREIGN STOCKS     cluding Japan, the United Kingdom, Germany, France, Swit-
                   zerland, the Netherlands, Sweden, Australia, Hong Kong and
                   Singapore. Schroder Capital Management International, Inc., adviser to the Portfolio, believes that both the selection of individual stocks and the allocation of the Portfolio's assets across foreign stock markets are important in manag-ing an international equity portfolio. Within each country, the adviser seeks to invest in securities of companies with consistent above-average earnings prospects whose value is not yet recognized by the stock market.

                   Besides investing in equity securities, the International Portfolio may also enter into forward foreign currency ex-change contracts in order to protect against fluctuations in exchange rates. See "Implementation of Policies" for a description of such contracts.

TWO PORTFOLIOS     The HIGH-GRADE BOND and EQUITY INDEX PORTFOLIOS are not
USE A "PASSIVE"    managed according to traditional methods of "active" in-
INVESTMENT         vestment management, which involve the buying and selling
APPROACH           of securities based upon economic, financial and market
                   analyses and investment judgment. Instead, these Portfo-lios, utilizing a "passive" or "indexing" investment ap-proach, attempt to provide investment results that parallel their respective indexes through statistical procedures.
                   These statistical techniques are expected to enable the Portfolios to track their benchmark indexes, while minimiz-ing brokerage, custodial and accounting costs.

                   The High-Grade Bond and Equity Index Portfolios may invest in the same money market instruments authorized for the Money Market Portfolio, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets. These two Portfolios may also invest up to 20% of their assets in futures contracts and options in order to invest uncommitted cash balances, to maintain li-quidity to meet shareholder redemptions, or to minimize trading costs.

                   However, in keeping with their "passive" investment strate-gy, the two Portfolios will not invest in cash reserves, futures contracts, or options transactions as part of a temporary defensive strategy -- e.g., increasing a Portfo-lio's cash position--in order to protect against stock or bond market declines. The Portfolios intend to remain fully invested, to the extent practicable, in a pool of securi-ties with investment characteristics similar to those of their respective indexes.

                   See "Implementation of Policies" for a further description of these and other investment practices of the Fund.

                   The Fund is responsible for voting the shares of all secu-rities it holds.

                   The investment policies of the Fund are not fundamental and so may be changed by the Board of Trustees without share-
                   holder approval. However, shareholders would be notified
                   prior to a material change.
--------------------------------------------------------------------------------
INVESTMENT RISKS   The nine Portfolios differ substantially in terms of in-
                   vestment risks.

CREDIT RISK FOR    The MONEY MARKET PORTFOLIO is subject primarily to CREDIT
THE MONEY MARKET   RISK, the possibility that an issuer of securities will be
PORTFOLIO SHOULD   unable to make timely payments of interest and principal to
BE VERY LOW        the Portfolio. Because the Portfolio invests in obligations of private financial and nonfinancial corporations, credit risk is higher than for a money market fund investing in securities of the U.S. Government. However, relative to the fixed-income market generally, the quality of the bank and corporate obligations held by the Money Market Portfolio is high, and so credit risk should be very low. Although the Portfolio invests in high quality instruments, money market portfolios, unlike federally-insured bank deposits, are not insured or guaranteed by any agency of the U.S. Government, including the FDIC. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

THE HIGH-GRADE     As mutual funds investing in bonds, the HIGH-GRADE BOND and
BOND AND HIGH      HIGH YIELD BOND PORTFOLIOS are exposed to interest rate
YIELD BOND         risk.
PORTFOLIOS ARE
SUBJECT TO         INTEREST RATE RISK is the potential for a decline in the
INTEREST RATE      value of fixed-income securities due to rising interest
RISK               rates. In general, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally de-cline; if interest rates fall, bond prices generally rise.
                   In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

                   The Lehman Bond Index and the High-Grade Bond Portfolio are expected to maintain an intermediate-term average weighted maturity, and may therefore be subject to a moderate to high level of interest rate risk. The following chart illustrates the potentially high level of interest rate risk of the Lehman Bond Index and the Portfolio by summarizing the effect of rising and falling interest rates on a single 7-year bond yielding 7%:

                                         CHANGE IN
                                      PRINCIPAL VALUE
                                       OF 7-YEAR BOND
                   PERCENTAGE POINT   ----------------
                      CHANGE IN       RISING  FALLING
                    INTEREST RATES     RATES   RATES
                   ----------------   ------- --------
                   1% Change          - 4.9%  + 5.2%
                   2% Change          - 9.5   +10.7
                   3% Change          -13.8   +16.7

                   This chart is intended to provide you with general guide-lines for determining the degree of interest rate risk to which the Portfolio may be exposed.

THE HIGH-GRADE     As a mutual fund investing in U.S. Government and corporate
BOND PORTFOLIO     bonds and mortgage-backed securities, the HIGH-GRADE BOND
IS ALSO SUBJECT    PORTFOLIO is also exposed to prepayment and credit risks.
TO PREPAYMENT
AND CREDIT RISKS   Because of its holdings of mortgage-backed securities, the
                   High-Grade Bond Portfolio will also be subject to MORTGAGE
                   PREPAYMENT RISK to a limited extent. Prepayment risk is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled. As a result, the Portfolio will be forced to reinvest the un-anticipated payments at generally lower rates.

                   Prepayment risk has three important effects. First, when mortgage prepayments are reinvested at lower rates, the in-come from the Portfolio's mortgage-backed securities will decline. Second, when interest rates fall and prepayments increase, mortgage-backed securities will not enjoy as large a gain in market value as ordinary bonds do. Third, when interest rates rise and mortgage prepayments decrease, mortgage-backed securities may decline in market value more than ordinary bonds. To compensate for these risks, mort-gage-backed securities generally offer higher yields than bonds of comparable quality and maturity.

                   CREDIT RISK for the High-Grade Bond Portfolio is expected to be low, in part reflecting the high quality of the secu-rities included in the Lehman Bond Index. A large propor-tion of securities in the Index are AAA-rated U.S. Govern-ment bonds or Government-guaranteed mortgage-backed securi-ties. It is anticipated that the average credit quality of the Portfolio will be equivalent to a rating of AAA from Standard & Poor's or Aaa from Moody's.

                   However, to a limited extent, the High-Grade Bond Portfolio will be exposed to EVENT RISK -- i.e., the possibility that corporate or foreign dollar-denominated fixed-income secu-rities held by the Portfolio may decline substantially in credit quality and market value due to a corporate merger, leveraged buyout, takeover or other event. While event risk may be high for certain securities held by the Portfolio, event risk for the Portfolio in the aggregate should be low because of the Portfolio's diversified holdings and the small percentage of the Portfolio's assets likely to be in-vested in such obligations.

THE HIGH YIELD     In addition to interest rate risks, the HIGH YIELD BOND
BOND PORTFOLIO     PORTFOLIO is subject to INCOME RISK which is the potential
IS ALSO SUBJECT    for a decline in the Portfolio's income due to falling mar-
TO INCOME,         ket interest rates.
CREDIT AND
MANAGER RISK.      In addition to interest rate and income risk, the Portfolio is exposed to a substantial degree of CREDIT RISK. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Portfolio. The credit risk of the Port-folio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

                   The medium- and low-grade bonds held by the Portfolio are considered speculative by traditional investment standards. High-yield bonds may be issued as a consequence of corpo-rate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. Also, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such cir-cumstances are substantial.

                   In an effort to minimize credit risk, the High Yield Bond Portfolio will diversify its holdings widely among many is-suers. In the past, the high yields from a portfolio of low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Portfolio from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high-yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating eco-nomic conditions.

                   The share price of the High Yield Bond Portfolio will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the out-look for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may de-cline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

                   Especially at such times, trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market, and pur-chasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional in-vestors.

                   In periods of reduced market liquidity, high-yield bond prices may become more volatile, and both the high-yield market and the Portfolio may experience sudden and substan-tial price declines. Also, there may be significant dispar-ities in the prices quoted for high-yield securities by various dealers. Under such conditions, the Portfolio may find it difficult to value its securities accurately. The Portfolio may also be forced to sell secu-rities at a significant loss in order to meet shareholder redemptions.

                   Under unusual circumstances, the Portfolio may hold a sig-nificant portion of its assets in U.S. Government obliga-tions and cash reserves for temporary defensive purposes.

                   Besides credit and liquidity concerns, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corpo-rate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of out-standing high-yield bonds.

                   Overall, investors should expect that the High Yield Bond Portfolio may fluctuate in price independently of the broad bond market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market liquidity, and antici-pated or actual legislative and regulatory changes.

                   Finally, the investment adviser manages the Portfolio ac-cording to the traditional methods of "active" investment management, which involve the buying and selling of securi-ties based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that the Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a re-sult, the Portfolio may fail to achieve its stated objec-tive.

THE BALANCED       As a mutual fund investing in both stocks and bonds, the
PORTFOLIO IS       BALANCED PORTFOLIO is subject to both STOCK MARKET and IN-
EXPOSED TO THE     TEREST RATE (BOND) RISK. Fluctuating stock prices are ex-
RISKS OF STOCKS    pected to have a significant effect on the Portfolio's
AND BONDS AND      share price, as the Portfolio invests 60% to 70% of its as-
MANAGER RISK       sets in common stocks. Bond price fluctuations will have a correspondingly smaller influence. In the past, the stock and bond markets have, from time to time, fluctuated inde-pendently of one another. As a result, with its mix of stocks and bonds, the Balanced Portfolio is likely to en-tail less investment risk--and a potentially lower return-- than a portfolio investing exclusively in common stocks.

                   To a limited extent, the Balanced Portfolio is also subject to CREDIT RISK--i.e., the likelihood that a bond issuer will fail to make timely payments of interest and principal to the Balanced Portfolio. Such credit risk is expected to be low, however, due to the credit quality and diversifica-tion of the Balanced Portfolio's bond investments.

                   The investment adviser of the Balanced Portfolio manages the Portfolio according to the traditional methods of "ac-tive" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK re-fers to the possibility that the Portfolio's investment ad-viser may fail to execute the Portfolio's investment strat-egy effectively. As a result, the Portfolio may fail to achieve its stated objective.

THE EQUITY         The EQUITY INCOME, EQUITY INDEX, SMALL COMPANY GROWTH AND
INCOME, EQUITY     GROWTH PORTFOLIOS are subject to STOCK MARKET RISK--i.e.,
INDEX, GROWTH      the possibility that common stock prices will decline over
AND SMALL          short or even extended periods. The U.S. stock market tends
COMPANY GROWTH     to be cyclical, with periods when stock prices generally
PORTFOLIOS ARE     rise and periods when stock prices generally decline.
SUBJECT TO STOCK
MARKET RISK        To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1996, as measured by the S&P 500 Index:

                      AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)
                                    OVER VARIOUS TIME HORIZONS

                                  1 YEAR 5 YEARS 10 YEARS 20 YEARS
                                  ------ ------- -------- --------
                         Best     +53.9% +23.9%   +20.1%   +16.9%
                         Worst    -43.3  -12.5    - 0.9    + 3.1
                         Average  +12.7  +10.4    +10.8    +10.8

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. Average annual returns may not be useful for forecasting future re-turns in any particular period, as stock market returns are quite volatile from year to year.

THE SMALL          Small company stocks, which are the Small Company Growth
COMPANY GROWTH     Portfolio's primary investments, have historically been
PORTFOLIO STOCKS   more volatile in price than the stock market as a whole.
MAY BE MORE        Among the likely reasons for the greater price volatility
VOLATILE THAN      of small company stocks are the less certain growth pros-
LARGE COMPANY      pects of smaller firms, a low degree of liquidity in the
STOCKS             markets for small company stocks, and the small to negligi-
                   ble dividends generally paid by small companies. Besides exhibiting greater volatility, small company stocks have at times fluctuated in value independently of the broad stock market.

                   Investors should therefore expect that small company stocks (and hence the Portfolio's investments) may be more vola-tile than the stocks of more established companies. In ad-dition, investors should recognize that small company stocks may rise or fall in value independently of the broad stock market.

THE EQUITY         The investment advisers manage the Equity Income, Growth
INCOME, GROWTH     and Small Company Growth Portfolios according to the tradi-
AND SMALL          tional methods of "active" investment management, which in-
COMPANY GROWTH     volve the buying and selling of securities based upon eco-
PORTFOLIOS ARE     nomic, financial and market analysis and investment judg-
SUBJECT TO         ment. MANAGER RISK refers to the possibility that the
MANAGER RISK       Fund's investment advisers may fail to execute a Portfo-
                   lio's investment strategy effectively. As a result, each Portfolio may fail to achieve its stated objective.

THE                As a mutual fund investing in equity securities, the Inter-
INTERNATIONAL      national Portfolio is subject to MARKET RISK--i.e., the
PORTFOLIO IS       possibility that stock prices in general will decline over
SUBJECT TO STOCK   short or even extended periods. Stock markets tend to be
MARKET RISK        cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

THE                Investments in foreign stock markets can be as volatile, if
INTERNATIONAL not more volatile, than investments in U.S. markets. To il-PORTFOLIO STOCKS lustrate the volatility of foreign stock market returns for
MAY BE MORE        the U.S. dollar-based investor, the following table sets
VOLATILE THAN      forth the extremes for foreign stock market returns as well
U.S. STOCKS        as the average return for the period from 1969 to 1996, as measured by the Morgan Stanley Capital International Eu-rope, Australasia, Far East (EAFE) Index:

                     AVERAGE ANNUAL INTERNATIONAL STOCK MARKET RETURNS (1969-
                                 1996) OVER VARIOUS TIME HORIZONS

                                   1 YEAR 5 YEARS 10 YEARS 20 YEARS
                                   ------ ------- -------- --------
                          Best     +69.9% +36.5%   +22.8%   +16.3%
                          Worst    -23.2%  +1.5%    +7.0%   +12.0%
                          Average  +15.0% +13.9%   +15.8%   +14.9%

                   As shown, international (non-U.S.) stocks have provided an-nual total returns averaging +15.8% for all 10-year periods from 1969 to 1996. Note, however, that the period from 1969 to 1996 was a favorable one for foreign stock market in-vesting. As a result, the figures on total return and stock market volatility are provided here only as a guide to po-tential market risk, and may not be useful for forecasting future returns in any particular period.

                   The table on international stock market returns should not be viewed as a representation of future returns from inter-national stock markets or the International Portfolio. The illustrated returns represent the historical performance of unmanaged portfolios of securities (before subtracting portfolio transaction costs and other expenses of an in-vestment portfolio), which may be a poor guide to future returns. In addition, the International Portfolio is likely to differ in terms of portfolio composition from the EAFE Index, and so the performance of the International Portfo-lio should not be expected to mirror the return provided by the Index.

INTERNATIONAL      For U.S. investors, the returns of foreign investments,
STOCKS ALSO        such as those held by the International Portfolio, are in-
EXPOSE INVESTORS   fluenced by not only the returns on foreign common stocks
TO CURRENCY AND    themselves, but also by CURRENCY RISK--i.e., changes in the
OTHER RISKS        value of the currencies in which the stocks are denominat-
                   ed. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor may be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks may be enhanced.

                   Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher commis-sion rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatili-ty; foreign withholding taxes payable on the Portfolio's foreign securities, which may reduce dividend income pay-able to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or ex-change control regulations; difficulty in obtaining a judg-ment from a foreign court; political instability which would affect U.S. investment in foreign countries; and po-tential restrictions on the flow of international capital.

THE                The investment adviser, Schroder Capital Management Inter-
INTERNATIONAL      national, Inc., manages the Portfolio according to the tra-
PORTFOLIO IS       ditional methods of "active" investment management, which
SUBJECT TO         involve the buying and selling of securities based upon
MANAGER RISK       economic, financial and market analysis and investment
                   judgment. MANAGER RISK refers to the possibility that the
                   Fund's investment advisers may fail to execute the Portfo-
                   lio's investment strategy effectively. As a result, the
                   Portfolio may fail to achieve its stated objective.
--------------------------------------------------------------------------------
WHO SHOULD         The Portfolios of the Fund are intended exclusively as in-
INVEST             vestment vehicles for variable annuity and variable life
                   insurance contracts offered by the separate accounts of
INVESTORS          various insurance companies. Such contracts may provide
SEEKING A          certain tax benefits, as outlined in the accompanying pro-
DIVERSIFIED        spectus for the insurance company's variable life insurance
INVESTMENT         or variable annuity policy.
PROGRAM FOR
VARIABLE           The Money Market Portfolio is appropriate for investors who
INSURANCE OR       desire maximum principal stability with current income. The
ANNUITY            High-Grade Bond Portfolio is designed for investors who are
CONTRACTS          seeking a higher level of income than generally provided by the Money Market Portfolio, and who are willing to accept short-term price fluctuations in the value of their invest-ment. The High Yield Bond Portfolio is designed for aggres-sive investors seeking a high level of income and who are willing to take substantial risks in pursuit of potentially higher rewards. The Balanced Portfolio is designed for in-vestors who are seeking the potential capital appreciation provided by common stocks, but who also wish to counterbal-ance the inherent risks of common stocks with an investment in fixed-income securities. The Equity Income Portfolio is designed for investors who are seeking a high level of cur-rent income and the potential for long-term capital appre-ciation with lower investment risk and volatility than is normally available from common stock portfolios. The Equity
                   Index, Growth, Small Company Growth and International Port-folios are intended for investors who are seeking the po-tentially higher returns of common stocks and who can tol-erate sudden, often substantial, fluctuations in the value of their investment. The International Portfolio investor should be cognizant of the unique risks of international investments, including their exposure to currency fluctua-tions. In general, there can be no assurance that a Portfo-lio will achieve its stated objective.

                   The Fund's Portfolios are intended to be long-term invest-ment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange pur-chases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations in order to pre-vent excessive use of the exchange privilege afforded shareholders. Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE RE-DEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any calendar year. These limitations do not apply to ex-changes from the Fund's

                   Money Market Portfolio. Finally, the Fund reserves the right to suspend the offering of its shares. For a further explanation see the "EXCHANGE AMONG THE PORTFOLIOS" section in the insurance prospectus.

                   An investment in a single Portfolio of the Fund should not be considered a complete investment program. Most investors should maintain diversified holdings with different risk
                   characteristics--including common stocks, bonds, and money market instruments.
--------------------------------------------------------------------------------
IMPLEMENTATION     Each Portfolio follows a number of additional investment
OF POLICIES        practices in pursuit of its investment objective.

EACH PORTFOLIO     The nine Portfolios of the Fund may invest in repurchase
MAY INVEST IN      agreements according to the restrictions and limitations
REPURCHASE         set forth previously in "Investment Policies." The nine
AGREEMENTS         Portfolios of the Fund, along with other Vanguard Funds,
                   may deposit their daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term instruments. CoreStates Bank, NA is the custodian for the joint account. A repurchase agreement is a means of investing monies for a short period. In a repur-chase agreement, a seller--a U.S. commercial bank or recog-nized U.S. securities dealer--sells securities to a Portfo-lio and agrees to repurchase the securities at the Portfo-lio's cost plus interest within a specified period (nor-mally one day). In these transactions, the securities pur-chased by the Portfolio will have a total value equal to, or in excess of, the value of the repurchase agreement and will be held by the custodian bank for the joint account until repurchased. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a bankruptcy court may determine that the un-derlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management ac-knowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring.

THE MONEY MARKET   Eurodollar bank obligations are dollar-denominated certifi-
PORTFOLIO MAY      cates of deposit or time deposits issued outside the U.S.
INVEST IN          capital markets by the foreign branches of U.S. banks and
EURODOLLAR OR      by foreign banks; Yankee bank obligations are dollar-
YANKEE             denominated obligations issued in the U.S. capital markets
OBLIGATIONS        by foreign banks.

                   Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibil-ity that a foreign government might prevent dollar-denomi-nated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regu-lation of financial markets and institutions; the imposi-tion of foreign withholding taxes; and expropriation or nationalization of foreign issuers. Howev-er, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Money Mar-ket Portfolio invests, and foreign issuers will be required to meet the same tests of financial strength as the domes-tic issuers approved for the Money Market Portfolio.

THE HIGH-GRADE     The High-Grade Bond Portfolio will invest 80% or more of
BOND PORTFOLIO     its assets in securities included in the Lehman Aggregate
INVESTS IN BONDS   Bond Index. The Lehman Aggregate Bond Index measures the
AND MORTGAGE       total investment return (capital change plus income) pro-
SECURITIES         vided by a universe of fixed-income securities, weighted by the market value outstanding of each security. As of Sep-tember 30, 1997, over 6,200 issues (including bonds, notes, debentures and mortgage issues) were included in the Lehman
                   Aggregate Bond Index, representing more than $4.9 trillion in market value. The securities included in the Lehman Ag-gregate Bond Index generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least
                   $100 million; and investment-grade quality (i.e., rated a minimum of Baa- by Moody's).

THE HIGH-GRADE     The High-Grade Bond Portfolio will not invest in all of the
BOND PORTFOLIO     individual issues that comprise the Lehman Aggregate Bond
USES A             Index because of the large number of securities (approxi-
"SAMPLING"         mately 6,200) involved. Instead, the Portfolio will hold a
TECHNIQUE          representative sample of the securities in the Index. Secu-
                   rities will be chosen for the Portfolio so that the Portfo-lio's fundamental characteristics are similar to those of the Lehman Aggregate Bond Index.

                   Over time, as the Portfolio's assets increase, the Portfo-lio will seek to hold securities which reflect the interest rate risk weighting of the four major classes in the In-dex -- U.S. Treasury and agency securities, corporate and foreign dollar-denominated debt, and mortgage-backed secu-rities. For example, if U.S. Treasury and agency securities represent 60% of the Index risk, then approximately 60% of the Portfolio's risk will also be invested in such securi-ties. As the Portfolio grows, these classes will be further delineated along the lines of sector, term to maturity, coupon, and credit rating. For example, within the corpo-rate debt class, all long-term, low-coupon AA-rated utility bonds might be represented in the Portfolio by one or two individual utility securities.

THE HIGH-GRADE     As part of its effort to duplicate the investment perfor-
BOND PORTFOLIO     mance of the Lehman Bond Index, the High-Grade Bond Portfo-
MAY INVEST IN      lio will invest in mortgage-backed securities. Mortgage-
MORTGAGE-BACKED    backed securities represent an interest in an underlying
SECURITIES         pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their peri-odic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeown-ers or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks. See "Investment
                   Risks."

                   The High-Grade Bond Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Asso-ciation (GNMA), the Federal

                   Home Loan Mortgage Corporation (FHLMC), the Federal Na-tional Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and inter-est; securities from other government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corpora-tions and are not guaranteed by the U.S. Government, to the extent that these securities are represented in the index.

                   Securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guar-anteed and may fluctuate. See "Investment Risks."

THE HIGH YIELD     The High Yield Bond Portfolio may own restricted securities
BOND PORTFOLIO     to a limited extent. Restricted securities are securities
MAY OWN            which are not freely marketable or which are subject to re-
RESTRICTED         strictions upon sale under the Securities Act of 1933. The
SECURITIES         Portfolio may invest up to 15% of its net assets in illiq-
                   uid securities. (Included within this 15% limit are illiq-uid restricted securities and other securities for which price quotations are not readily available.)

THE HIGH YIELD     The High Yield Bond Portfolio may hold securities of for-
BOND PORTFOLIO     eign issuers, but all such securities must be denominated
MAY INVEST IN      in U.S. dollars. Securities of foreign issuers may trade in
SECURITIES OF      U.S. or foreign securities markets. Securities of foreign
FOREIGN ISSUERS    issuers may involve investment risks that are different
                   from those of domestic issuers. Such risks include the ef-fect of foreign economic policies and conditions, future political and economic developments, and the possible impo-sition of exchange controls or other foreign governmental restrictions on foreign debt issuers. There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Also, foreign debt markets may be characterized by lower liquidity, greater price volatility and higher trans-action costs. Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.

THE EQUITY INDEX   The Equity Index Portfolio attempts to duplicate the in-
PORTFOLIO          vestment results of the S&P 500 Index by holding all 500
INVESTS IN ALL     stocks in approximately the same proportions as they are
500 S&P STOCKS     represented in the S&P 500 Index. This indexing technique
                   is known as "complete replication."

                   Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 larg-est companies in the S&P 500 Index currently account for approximately 49% of the Index. Typically, companies in-cluded in the S&P 500 Index are the largest and most domi-nant firms in their respective industries. As of September 30, 1997, the five largest companies in the Index were:
                   General Electric (3.04%), Microsoft Corp. (2.16%), Exxon Corp. (2.16%), The Coca-Cola Co. (2.06%), and Intel Corp. (2.06%). The largest industry categories were pharmaceuti-cal companies (8.58%), banks (8.12%), telephone companies (6.08%), multi-sector companies (5.38%), and computer com-panies (5.29%).

                   The Equity Index Portfolio is not sponsored, endorsed, sold, or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, implied or express, to the purchasers of the Portfolio or any member of the public regarding the advisability of in-vesting in index funds or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's does not guarantee the accuracy and/or the complete-ness of the S&P 500 Index or any data included therein.

                   Standard & Poor's makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or any entity from the use of the S&P 500 Index or any data included therein. Standard & Poor's makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein. Standard & Poor's only relationship to the Portfolio is the licensing of the Standard & Poor's marks and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Equity Index Portfolio.

THE SMALL          The Small Company Growth Portfolio is authorized to invest
COMPANY GROWTH     up to 10% of its assets in foreign securities and may in-
PORTFOLIO MAY      vest in restricted securities to a limited extent. Re-
INVEST IN          stricted securities are securities which are not freely
FOREIGN AND        marketable or which are subject to restrictions upon sale
RESTRICTED         under the Securities Act of 1933. The portfolio may invest
STOCKS             up to 15% of its net assets in illiquid securities. (In-
                   cluded within this 15% limit are restricted securities and other securities for which price quotations are not readily available.) However, the Portfolio currently has no inten-tions of owning either foreign or restricted securities.

THE SMALL          Although it normally seeks to remain substantially invested
COMPANY GROWTH     in equity securities, the Small Company Growth Portfolio
PORTFOLIO MAY      may invest for temporary purposes in certain short-term
INVEST IN SHORT-   fixed income securities. Such securities may be used with-
TERM FIXED         out limitation to invest uncommitted cash balances, to
INCOME             maintain liquidity to meet shareholder redemptions, or to
SECURITIES         take a temporary defensive position against potential stock market declines. These securities include: obligations to the United States Government and its agencies or instrumen-talities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements collat-eralized by these securities.

THE                In addition to foreign equity securities, the International
INTERNATIONAL      Portfolio may enter into forward foreign currency exchange
PORTFOLIO MAY      contracts. Such contracts are used to protect the Portfo-
ENTER INTO         lio's securities against uncertainty in the level of future
FORWARD FOREIGN    foreign exchange rates. The Portfolio may not enter into
CURRENCY           such contracts for speculative purposes.
EXCHANGE
CONTRACTS          A forward foreign currency exchange contract is an obliga-
                   tion to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar. Such contracts, which pro-tect the value of a Portfolio's investment securities against a decline in the value of a currency, do not elimi-nate fluctuations in the underlying prices of the securi-ties. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase.

EIGHT PORTFOLIOS   All Portfolios except the Money Market Portfolio may lend
MAY LEND THEIR     their investment securities to qualified institutional in-
SECURITIES         vestors for the purpose of realizing additional income.
                   Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaran-teed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In keeping with S.E.C. restrictions, se-curities lending will not exceed 33 1/3% of a Portfolio's net assets.

TWO PORTFOLIOS     Each Portfolio of the Fund retains the right to sell secu-
ARE EXPECTED TO    rities irrespective of how long they have been held. Be-
HAVE LOW           cause of their "passive" investment management approach,
TURNOVER RATES     however, portfolio turnover for the High-Grade Bond and Eq-
                   uity Index Portfolios is expected to be under 50%, a gener-ally lower turnover rate than for most investment compa-nies. A portfolio turnover rate of 50% would occur if one half of a Portfolio's securities matured or were sold within one year. Ordinarily, securities will be sold from the two "passive" Portfolios only to reflect structural changes in their respective indexes (including mergers or changes in the composition of an index) or to accommodate cash flows out of a Portfolio while maintaining the simi-larity of the Portfolio to its benchmark index.

                   Portfolio turnover for the High Yield Bond, Balanced, Eq-uity Income, Growth, Small Company Growth and International Portfolios is not expected to exceed 100%. For the Money Market Portfolio, portfolio turnover should be high due to the short-term maturities of the securities held by the Portfolio.

EACH PORTFOLIO     Each Portfolio of the Fund may borrow money from a bank up
MAY BORROW MONEY   to a limit of 15% of the market value of its assets, but
                   only for temporary or emergency purposes. A Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that a Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreci-ate or depreciate in value more rapidly than its benchmark index. A Portfolio will repay any money borrowed in excess of 5% of the market value of its total assets prior to pur-chasing additional portfolio securities.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most com-
                   mon and conventional types of derivative securities are futures and options.

MONEY MARKET       The Portfolio invests only in derivative securities such as
PORTFOLIO          floating rate instruments with returns derived directly
                   from standard, U.S. dollar-denominated short-term taxable interest rate benchmarks such as short-term LIBOR rates, Federal Reserve Daily Federal Funds Effective Rate and U.S.
                   Treasury Bill auction results. The Portfolio neither uses derivatives to apply leverage, nor does it invest in futures or options.

EIGHT PORTFOLIOS All Portfolios except the Money Market Portfolio may invest MAY USE FUTURES in futures contracts and options, but only to a limited ex-
CONTRACTS AND      tent. The Portfolios may enter into futures contracts pro-
OPTIONS            vided that not more than 5% of a Portfolio's total assets
                   are required as a futures contract deposit. In addition, the Portfolios may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's total assets.

                   Futures contracts and options may be used for several com-mon fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment re-turns when a specific futures contract is priced more at-tractively than other futures contracts or the underlying security or index.

                   The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a de-cline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby off-setting the decline in value of the Portfolios' stock hold-ings.

                   The High-Grade Bond Portfolio may also invest in other con-ventional derivatives designed to replicate the risk/return characteristics of a conventional fixed income note or bond. Such derivatives would be managed, in both structure and concentration, to adhere to the Portfolio's investment policy restrictions as to market and credit risk.

                   The High-Grade Bond Portfolio may also invest in a rela-tively conservative class of collateralized mortgage obli-gations (CMOs) which feature a high degree of cash flow predictability and less vulnerability to mortgage prepay-ment risk. To reduce credit risk, Vanguard may purchase these classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.

FUTURES            The primary risks associated with the use of futures con-
CONTRACTS AND      tracts and options are: (i) imperfect correlation between
OPTIONS POSE       the change in market value of the securities held by a
CERTAIN RISKS      Portfolio and the prices of futures contracts and options;
                   and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities.
                   The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liq-uid secondary market.

                   The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will seg-regate cash or other liquid portfolio securities in the amount of the underlying obligation (i.e., a Portfolio will not leverage its investments).
--------------------------------------------------------------------------------

                   To reduce risk, the Fund has adopted fundamental limita-
INVESTMENT         tions on some of its investment policies. Some of these
LIMITATIONS        limitations are that the Fund may not:

THE FUND HAS       (a) with respect to 75% of a Portfolio's assets, purchase
ADOPTED CERTAIN        more than 10% of the outstanding voting securities of
FUNDAMENTAL            any issuer;
LIMITATIONS
                   (b) with respect to 75% of a Portfolio's assets, purchase
                       securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a re-sult, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer;

                   (c) borrow money, except from a bank (or through reverse
                       repurchase agreements) and only as a temporary or emer-gency measure and in no event in excess of 15% of the market value of a Portfolio's assets. Money borrowed in excess of 5% of a Portfolio's total assets will be re-paid prior to the purchase of additional Portfolio se-curities;

                   (d) pledge, mortgage, or hypothecate any of its assets to
                       an extent greater than 5% of the value of its total as-sets;

                   (e) invest more than 25% of the value of its total assets
                       in any one industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentali-ties; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries); and

                   (f) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years.

                   A complete list of applicable investment limitations can be found in the Statement of Additional Information. These
                   limitations are fundamental and may be changed only with
                   the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------
MANAGEMENT OF      The Fund is a member of The Vanguard Group of Investment
THE FUND           Companies, a family of more than 30 investment companies
VANGUARD           with more than 95 distinct portfolios and assets in excess
ADMINISTERS AND    of $310 billion. Through their jointly-owned subsidiary,
DISTRIBUTES THE    The Vanguard Group, Inc. ("Vanguard"), the Fund and the
FUND               other funds in the Group obtain at cost virtually all of
                   their corporate management, administrative, shareholder ac-counting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain
                   Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper
                   Analytical Services).

                   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Offi-cers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   Vanguard employs a supporting staff of management and ad-ministrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Trustees (Directors) of each fund. In addition, each fund bears its own direct expenses, such as legal, au-diting, and custodial fees.

                   Vanguard also provides distribution and marketing services to the Vanguard funds. The Funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribu-tion costs.

                   The charges paid by the Portfolios during the fiscal year ended September 30, 1997, for management and advisory serv-ices, distribution, marketing and other expenses, as a per-centage of average net assets, are detailed below.

                                      MANAGEMENT
                                      & ADVISORY   EXTERNAL            MARKETING
                                       SERVICES   INVESTMENT              AND        TOTAL
                                      PROVIDED BY  ADVISORY   OTHER   DISTRIBUTION OPERATING
             PORTFOLIO                 VANGUARD    SERVICES  EXPENSES   EXPENSES   EXPENSES
             ---------                ----------- ---------- -------- ------------ ---------
             Money Market............    0.17%      None      0.01%      0.03%       0.21%
             High-Grade Bond.........    0.23%      None      0.04%      0.02%       0.29%
             Equity Index............    0.20%      None      0.01%      0.02%       0.23%
             Balanced................    0.19%      0.10%     0.01%      0.02%       0.32%
             Equity Income...........    0.23%      0.10%     0.02%      0.02%       0.37%
             Growth..................    0.20%      0.15%     0.01%      0.02%       0.38%
             International...........    0.22%      0.16%     0.06%      0.02%       0.46%
             High Yield Bond.........    0.21%      0.06%     0.02%      0.02%       0.31%
             Small Company Growth....    0.23%      0.12%     0.03%      0.01%       0.39%

                   The investment objectives and policies of the Fund's Port-folios are similar to those of other Vanguard funds. The Money Market Portfolio of the Fund is similar to the Prime Portfolio of Vanguard Money Market Reserves; the High-Grade Bond Portfolio is similar to the Total Bond Market Portfo-lio of the Vanguard Bond Index Fund; the High Yield Bond Portfolio is similar to the High Yield Corporate Portfolio of the Vanguard Fixed Income Securities Fund; the Balanced Portfolio is similar to Vanguard/Wellington Fund; the Eq-uity Index Portfolio is similar to the 500 Portfolio of Vanguard Index Trust; the Equity Income Portfolio is simi-lar to Vanguard Equity Income Fund; the Growth Portfolio is similar to Vanguard U.S. Growth Portfolio; the Small Com-pany Growth Portfolio is similar to the Vanguard Explorer Fund and the International Portfolio is similar to Vanguard International Growth Portfolio. Because of differences in the investments held and additional administrative and in-surance costs associated with insurance company separate accounts, each Portfolio's investment performance will dif-fer from the performance of its corresponding Vanguard fund.

                   Shares of the Fund's Portfolios may be sold to registered
                   separate accounts of insurance companies affiliated or not affiliated with Vanguard, offering vari-
                   able annuity and variable life products. At present, none
                   of the Portfolios foresees any disadvantages arising out of the fact that each Portfolio offers its shares to separate accounts of various insurance companies to serve as an in-
                   vestment vehicle for their variable separate accounts. How-
                   ever, a material conflict could arise between the interest of the different participating separate accounts. The
                   Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to such conflicts of interest. If such conflicts were to occur, one or more insurance companies'
                   separate accounts might be required to withdraw its invest-
                   ments in one or more Portfolios, or shares of another Port-
                   folio may be substituted by the Fund. As a result, a Port-
                   folio might be forced to sell a portion of its securities
                   at a disadvantageous price. In the event of such a material conflict, the affected insurance companies agree to take
                   any necessary steps, including removing its separate ac-
                   count from the Fund if required by law, to resolve the mat-
                   ter.
--------------------------------------------------------------------------------
INVESTMENT         Vanguard provides investment advisory services on an at-
ADVISERS           cost basis to three Portfolios of the Fund: Vanguard's
                   Fixed Income Group provides advisory services to the Money
VANGUARD AND       Market and High-Grade Bond Portfolios, and Vanguard's Core
FIVE INDEPENDENT   Management Group provides advisory services to the Equity
INVESTMENT         Index Portfolio.
ADVISERS MANAGE
THE FUND'S         The Fund's six other Portfolios employ external investment
INVESTMENTS        advisers as follows:

                   PORTFOLIO                INDEPENDENT INVESTMENT ADVISER
                   ---------                ------------------------------
                   Balanced................ Wellington Management Company, LLP
                   High Yield Bond......... Wellington Management Company, LLP
                   Equity Income........... Newell Associates
                   Growth.................. Lincoln Capital Management Company
                   Small Company Growth.... Granahan Investment Management, Inc.
                   International........... Schroder Capital Management International, Inc.

                   Vanguard's Fixed Income Group provides investment advisory services to more than 40 Vanguard money market, bond, and balanced portfolios, both taxable and tax-exempt. Total as-sets under management by the Fixed Income Group were $92 billion as of September 30, 1997. The High-Grade Bond Port-folio of the Fund is not actively managed, but is instead administered by the Fixed Income Group using computerized, quantitative techniques. The Fixed Income Group is super-vised by the Officers of the Fund. Ian A. MacKinnon, Manag-ing Director of Vanguard, has been in charge of the Group since its inception in 1981.

                   Vanguard's Core Management Group also provides investment advisory services to Vanguard Index Trust, Vanguard Inter-national Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard Star Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard Explorer Fund, and several indexed separate accounts. Total indexed assets under management as of September 30, 1997, were more than $90 billion. The Fund's Equity Index Portfolio is not actively managed, but is instead administered by the Core Man-agement Group using computerized, quantitative techniques. The Group is supervised by the Fund's Officers.

                   Vanguard's investment management staff is also responsible for the allocation of principal business and portfolio bro-kerage and the negotiation of commissions. For the Money Market Portfolio, the purchase and sale of investment secu-rities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the is-suer or from an underwriter or market maker for the securi-ties. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will in-clude a dealer's mark-up.

                   In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most ca-pable of providing the brokerage services necessary to ob-tain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to exe-cute securities transactions for the Portfolios, considera-tion will be given to such factors as: the price of the se-curity; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condi-tion, general execution, and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Fund.

                   The Fund employs five independent investment advisers. Wel-lington Management Company, LLP ("WMC"), 75 State Street, Boston, MA 02109, serves as investment adviser to the Fund's Balanced and High Yield Bond Portfolios. Newell As-sociates ("Newell"), 525 University Avenue, Palo Alto, CA 94301, is adviser to the Equity Income Portfolio. Lincoln Capital Management Company ("Lincoln"), 200 South Wacker Drive, Chicago, IL 60606, serves as the adviser to the Growth Portfolio. Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154, provides advisory services to the Small Company Growth Portfolio. Schroder Capital Management International, Inc. ("Schroder Capital"), 787 Seventh Avenue, New York, NY 10019, serves as the adviser to the International Portfolio. Under advi-sory agreements with the Fund, WMC, Newell, Lincoln, Granahan and Schroder Capital manage the investment and re-investment of the assets of the High Yield Bond and Bal-anced, Equity Income, Growth, Small Company Growth and In-ternational Portfolios, respectively, and continuously re-view, supervise and administer each Portfolio's investment program. The advisers discharge their responsibilities sub-ject to the control of the Officers and Trustees of the Fund.

WELLINGTON         WMC is a professional investment advisory firm that glob-
MANAGEMENT         ally provides services to investment companies, institu-
COMPANY, LLP       tions, and individuals. Among the clients of WMC are more
SERVES AS          than 10 of the investment companies of The Vanguard Group.
ADVISER TO THE     As of September 30, 1997, WMC held discretionary management
BALANCED AND       authority with respect to more than $169 billion of assets.
HIGH YIELD BOND    WMC and its predecessor organizations have provided advi-
PORTFOLIOS         sory services to investment companies since 1933 and to in-
                   vestment counseling clients since 1960.

                   Ernst H. von Metzsch, Senior Vice President of WMC, serves as portfolio manager of the Balanced Portfolio. Mr. von Metzsch is assisted with respect to the Portfolio's fixed income investments by Paul D. Kaplan, Senior Vice President of WMC. Mr. von Metzsch who has served in this capacity since September 1995 and Mr. Kaplan who has served in this capacity since March 1994, are supported by research and other investment services provided by the professional staff of WMC. Mr. von Metzsch and Mr. Kaplan have been em-ployed by WMC for 24 and 20 years, respectively.

                   To compensate WMC for advisory services for the Balanced Portfolio, the Fund pays WMC a basic advisory fee at the end of each fiscal quarter, calculated by applying a quar-terly rate, based on the following annual percentage rates, to the average month-end net assets of the Balanced Portfo-lio for the quarter:

                             NET ASSETS                 RATE
                             ---------------            -----
                             Up to $500 million         0.10%
                             Next $500 million          0.05%
                             Over $1 billion            0.04%

                   The basic advisory fee may be increased or decreased by ap-plying an adjustment formula based on the investment per-formance of the Balanced Portfolio relative to the invest-ment record of a "Composite Index," 65% of which shall be comprised of the Standard & Poor's Composite Stock Price Index and 35% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index.

                   During the fiscal year ended September 30, 1997, the total advisory fees paid by the Fund to WMC for managing the Bal-anced Portfolio represented an effective annual rate of 0.10% of 1% of its average net assets before a decrease of $6,000 based on performance.

                   Earl E. McEvoy, Senior Vice President of WMC, serves as portfolio manager of the High Yield Bond Portfolio. Mr. Mc-Evoy is supported by research and other investment services provided by the professional staff of WMC. Mr. McEvoy has been serving as portfolio manager for the High Yield Corpo-rate Portfolio of the Vanguard Fixed Income Securities Fund since 1984.

                   To compensate WMC for its advisory services for the High Yield Bond Portfolio, the Fund pays WMC an advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate based on an annual rate of .06% to the aver-age month-end net assets of the High Yield Bond Portfolio for the quarter. During the fiscal year ended September 30, 1997, the total advisory fees paid by the Fund to WMC for managing the High Yield Bond Portfolio represented an ef-fective annual rate of 0.06% of 1% of its average net as-sets.

NEWELL             The principal investment officer of Newell, Roger D.
ASSOCIATES         Newell, has managed equity portfolios for more than 25
SERVES AS          years, employing an income-oriented equity strategy since
ADVISER TO THE     1975. The approach is based upon an analysis of how a
EQUITY INCOME      stock's yield, relative to the market, varies over time.
PORTFOLIO          Newell's strategy asserts that relative yield is an excel-
                   lent guide to relative value. Newell, formed in 1986, is a California corporation in which a controlling interest is owned by its Directors and Officers: Roger D. Newell, Rob-ert A. Huret and Alan E.

                   Rothenberg. As of September 30, 1997, Newell's assets under management were approximately $2.0 billion. Mr. Newell has been responsible for overseeing the implementation of the firm's strategy for the Equity Income Portfolio since its inception.

                   The Fund pays Newell an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of .10%, to the average month-end net assets of the Equity Income Portfolio for the quarter. During the fiscal year ended September 30, 1997, the total advisory fees paid by the Fund to Newell repre-sented an effective annual rate of 0.10% of 1% of average net assets of the Equity Income Portfolio.

LINCOLN CAPITAL    Lincoln, an investment advisory firm founded in 1967, cur-
SERVES AS          rently provides investment counseling services to a limited
ADVISER TO THE     number of clients, most of which are institutional clients,
GROWTH PORTFOLIO   such as pension funds. As of September 30, 1997, Lincoln
                   held discretionary management authority with respect to ap-proximately $46 billion in assets.

                   Lincoln employs a team of investment professionals who each participate in investment strategy formulation and issue selection. Client equity portfolios are highly similar in terms of their stock composition. The individuals responsi-ble for overseeing the implementation of the firm's strat-egy for the Growth Portfolio, who have served in this ca-pacity since the Portfolio's inception, are J. Parker Hall III, President of Lincoln, and David M. Fowler, Vice Presi-dent of Lincoln. Mr. Hall and Mr. Fowler have been employed by Lincoln for 26 and 13 years, respectively.

                   The Fund pays Lincoln an advisory fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on an annual rate of .15% to the average month-end net assets of the Growth Portfolio for the quarter. During the fiscal year ended September 30, 1997, the total advi-sory fees paid by the Fund to Lincoln represented an effec-tive annual rate of 0.15% of 1% of average net assets of the Growth Portfolio.

GRANAHAN SERVES    Granahan is a professional investment advisory firm founded
AS ADVISER TO      in 1985. As of September 30, 1997, Granahan held discre-
THE SMALL          tionary management authority with respect to approximately
COMPANY GROWTH     $1.5 billion in assets. John J. Granahan is portfolio man-
PORTFOLIO          ager of the assets of the Small Company Growth Portfolio.
                   Mr. Granahan has been serving as portfolio manager of the Vanguard Explorer Fund since February 1990. Prior to that, he served as portfolio manager of Vanguard Explorer II from its inception in June 1985 through its merger with the Explorer Fund in February 1990. Mr. Granahan also served as portfolio manager of Explorer Fund from January 1972 to September 1979 while employed at WMC.

                   The Fund pays Granahan an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.15% to the average month-end net assets of the Small Company Growth Portfolio for the quarter. During the fiscal year ended September 30, 1997, the total advisory fee paid by the Fund to Granahan represented an effective annual rate of 0.15% of 1% of av-erage net assets before a decrease of 0.03% based on per-formance of the Small Company Growth Portfolio. This fee was paid under the terms of a previous investment advisory agreement, with a different benchmark.

                   Under the new investment advisory agreement, effective on January 1, 1998, the basic advisory fee is increased or de-creased by applying an adjustment formula based on the in-vestment performance of the Portfolio relative to the in-vestment record of the Small Company Growth Fund Stock In-dex. The incentive/penalty fee will not be fully operable until the quarter ending December 31, 2000. Until that date, the incentive/penalty will be calculated using cer-tain transition rules that are explained in the Statement of Additional Information.

SCHRODER CAPITAL   Schroder Capital is a wholly-owned subsidiary of Schroders
SERVES AS          PLC. Schroders PLC is the holding company parent of a large
ADVISER TO THE     worldwide group of banks and financial service companies
INTERNATIONAL      (referred to as "The Schroder Group") with associated com-
PORTFOLIO          panies and branch and representative offices located in
                   twenty-four countries. The Schroder Group specializes in providing investment management services, with Group funds under management, as of September 30, 1997, in excess of $170 billion.

                   Richard Foulkes, Executive Vice President of Schroder Capi-tal, serves as Portfolio Manager of the International Port-folio. He is supported by research teams in twelve offices worldwide and by four teams of regional specialists in the London office. Mr. Foulkes has been employed by Schroder Capital for 29 years.

                   The Portfolio pays Schroder Capital a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual percentage rate of 0.125%, to the average month-end net assets of the Portfo-lio for the quarter. This basic advisory fee is increased or decreased by applying an adjustment formula based on the investment performance of the Portfolio relative to the in-vestment record of the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE") over the pre-ceding 36-month period. During the fiscal year ended Sep-tember 30, 1997, the total advisory fees paid by the Fund to Schroder Capital represented an effective annual rate of 0.13% of 1% of average net assets of the International Portfolio before an increase of $60,000 (0.03%) based on performance. For additional information on the advisory fees paid by the Fund, please see the Statement of Addi-tional Information.

                   WMC, Newell, Lincoln, Granahan and Schroder are authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and are directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commis-sions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide re-search services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                   The Fund's Board of Trustees may, without the approval of
                   shareholders, provide for: (a) the employment of a new in-
                   vestment adviser pursuant to the terms of a new advisory
                   agreement either as a replacement for an existing adviser
                   or as an additional adviser; (b) a change in the terms of
                   an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms
                   where a contract has been assigned because of a change in
                   control of the adviser. Any such change will only be made
                   upon not less than 30 days' prior written notice to share-
                   holders of the Fund which shall include substantially the
                   information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------
DIVIDENDS,         Each Portfolio expects to distribute substantially all of
CAPITAL GAINS      its ordinary income and capital gains each year. Dividends
AND TAXES          for the Money Market, High-Grade Bond and High Yield Bond
                   Portfolios are accrued daily and distributed monthly. The
DIVIDENDS AND      Balanced, Equity Index, Equity Income, Growth, Small Com-
CAPITAL GAINS      pany Growth and International Portfolios distribute divi-
MAY ACCUMULATE     dends annually. Capital gains distributions, if any, from
FREE OF FEDERAL    the Portfolios will be made annually. In addition, the
INCOME TAX         Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

                   All dividend and capital gains distributions from a Portfo-lio will be automatically reinvested in additional shares of the Portfolio.

                   Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

                   Shares of the Portfolios must be purchased through variable life insurance or variable annuity contracts. As a result, it is anticipated that any dividend or capital gains dis-tributions from a Portfolio of the Fund will be exempt from current taxation if left to accumulate within a variable life insurance or variable annuity contract. The Fund is managed without regard to tax ramifications. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2.

                   The tax status of your investment in the Fund depends upon the features of your variable life insurance or variable
                   annuity contract. For further information, please refer to the prospectus of the insurance company separate account
                   that offers your contract.
--------------------------------------------------------------------------------
THE SHARE PRICE    Each Portfolio's share price or "net asset value" per share
OF EACH            is calculated by dividing the total assets of the Portfo-
PORTFOLIO          lio, less all liabilities, by the total number of shares
                   outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m.
                   Eastern Time) on each day that the Exchange is open for trading.

                   For the purpose of calculating the Money Market Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or loss-es. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluc-tuating interest rates on the market value of the instru-ment. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Port-folio would receive if it sold the instrument.

                   The use of amortized cost and the maintenance of the Money Market Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments hav-ing remaining maturities of 13 months or less, and invest only in securities that are determined by the Trustees to present minimal credit risks and that are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Trustees to be of comparable quality. The Trustees have also agreed to establish procedures reasonably designed, taking into account current market conditions and the Money Market Portfolio's investment objective, to stabilize the net as-set value per share as computed for the purposes of sales and redemptions at $1.00.

                   For the other Portfolios of the Fund, securities that are listed on a securities exchange are valued at the latest quoted sale prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Listed securities not traded on the valuation date for which market quotations are available are valued at the mean between the bid and ask prices. Unlisted securities and those traded over-the-counter are valued at the latest quoted bid price.

                   Securities listed on a foreign exchange, as well as Ameri-can Depository Receipts ("ADRs"), which are traded on U.S. exchanges, are valued at the latest quoted sales price available before the time when assets are valued. All prices of listed securities are taken from the exchange where the security is primarily traded.

                   To help determine its daily share price, each Portfolio calculates the value of its foreign securities in U.S. dol-lars. The Portfolios use the daily exchange rate employed by Morgan Stanley Capital International (MSCI) in the cal-culation of its own indexes. MSCI determines this exchange rate either before or after the close of a foreign securi-ties market. If MSCI's exchange rate is not available, the Portfolios use a rate according to policies set by the Portfolio's Board of Trustees.

                   Securities, particularly bonds and other fixed-income secu-
                   rities, may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect
                   the fair market value of such securities. The prices pro-
                   vided by a pricing service may be determined without regard to bid or last sale prices of each security but take into
                   account institutional size transactions in similar groups
                   of securities as well as any developments related to spe-
                   cific
                   securities. Short-term instruments (those with remaining
                   maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approxi-
                   mates market. Other securities, including restricted secu-
                   rities for which no quotations are readily available, are
                   valued at fair value as determined in good faith by the
                   Board of Trustees.
--------------------------------------------------------------------------------
GENERAL            Vanguard Variable Insurance Fund is a Pennsylvania business
INFORMATION        trust. The Declaration of Trust permits the Trustees to is-
                   sue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares. Currently the Fund is offering nine classes of shares (known as "Portfolios").

                   Shares of each Portfolio when issued are fully paid and non-assessable; participate equally in dividends, distribu-tions and net assets; are entitled to one vote per share; have pro rata liquidation rights; and do not have pre-emptive rights. Also, shares of the Fund have non-cumula-tive voting rights, meaning that the holders of more than 50% of the shares voting for the election of the Trustees can elect all of the Trustees if they so choose.

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by CoreStates Bank, N.A.,
                   Philadelphia, PA, for the Money Market, High-Grade Bond,
                   Balanced, Small Company Growth, High Yield Bond and Equity
                   Index Portfolios; State Street Bank and Trust Company, Bos-
                   ton, MA, for the Equity Income and Growth Portfolios; and
                   Morgan Stanley Trust Company for the International Portfo-
                   lio. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price
                   Waterhouse LLP, serves as independent accountants for the
                   Fund and will audit its financial statements annually. The
                   Fund is not involved in any litigation.
--------------------------------------------------------------------------------
SHAREHOLDER        Investors may not purchase shares of the Portfolios direct-
GUIDE              ly, but only through variable life insurance and variable
                   annuity contracts offered through the separate accounts of
SEE THE            various insurance companies. Refer to the prospectus for
INSURANCE          the insurance company's separate account for information on
PROSPECTUS FOR     how to purchase a variable life insurance or variable annu-
DETAILS            ity contract and how to select specific Portfolios of the
                   Fund as investment options for your contract.

                   Investments in a Portfolio are credited to an insurance company's separate account once they have been received by Vanguard.

                   Insurance company separate accounts invest in the Fund based upon the current net asset values of the Fund's Port-folios. The value of your investments in the Fund through a variable insurance offering will be based upon the number of contract units you own and the "accumulation unit val-ues" for your insurance contract, which will differ from the net asset values of the Fund's Portfolios. FOR IN-STANCE, WHILE THE FUND'S MONEY MARKET PORTFO-

                   LIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THE ACCUMULATION UNIT VALUE CORRESPONDING TO AN IN-VESTMENT IN THIS PORTFOLIO THROUGH A VARIABLE ANNUITY CON-TRACT COULD BE GREATER THAN THE VALUE OF THE PORTFOLIO BE-CAUSE THE ACCUMULATION UNITS DO NOT PAY DIVIDENDS.

                   If the Board of Trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the Board of Trustees de-termines that a specific purchase acceptance would be det-rimental to the best interest of the Fund's shareholders, the Fund may reject such a purchase request.

                   If you wish to redeem monies from the Fund, please refer to the instructions provided in the prospectus for the insur-ance company's separate account. Shares of a Portfolio may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administra-tor for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will re-ceive a check from the administrator for the redemption amount.

                   The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Trustees determines that it would be detri-mental to the best interests of the Fund's remaining share-holders to make payment in cash, the Fund may pay redemp-tion proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

                  [LOGO OF THE VANGUARD GROUP APPEARS HERE]

                  PROVIDIAN LIFE & HEALTH INSURANCE COMPANY

PO64                                                                010198

                                     PART B

                        VANGUARD VARIABLE INSURANCE FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 1, 1998

 This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated January 1, 1998). To obtain the Prospectus please write to the Fund or contact the insurance company sponsoring the accom-panying variable life insurance or variable annuity contract.

  TABLE OF CONTENTS                                                         PAGE
  -----------------                                                         ----
  Investment Objective and Policies........................................   1
  Investment Limitations...................................................   6
  Purchase of Shares.......................................................   7
  Redemption of Shares.....................................................   7
  Calculation of Yield.....................................................   7
  Yield and Total Return...................................................   8
  Management of the Fund...................................................   9
  Investment Advisory Services.............................................  12
  Portfolio Transactions...................................................  21
  Performance Measures.....................................................  22
  Financial Statements.....................................................  24
  Appendix--Description of Securities and Ratings..........................  24

                       INVESTMENT OBJECTIVE AND POLICIES

REPURCHASE AGREEMENTS

 Each Portfolio of the Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. The nine Portfolios of the Fund, along with other Vanguard Funds, may deposit their daily cash reserves into a joint account which invests such reserves in repur-chase agreements and other short-term instruments. CoreStates Bank, NA is the custodian for the joint account. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security is-sued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least $2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the custo-dian bank for the joint account until repurchased. In addition, the Fund's Board of Trustees will monitor each Portfolio's repurchase agreement transac-tions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio of the Fund. No more than an aggregate of 15% (10% for the Money Market Portfolio) of a Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. See "Illiquid Secu-rities" on page 2.

 The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bank-ruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfo-lio and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring proce-dures.

LENDING OF SECURITIES

 Each Portfolio of the Fund (except for the Money Market Portfolio) may lend its securities to qualified institutional investors who need to borrow securi-ties in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net in-vestment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other finan-cial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such col-lateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termi-nation by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan, which may include the Portfolio's investing any cash col-lateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not lend its portfolio securities if, as a result, the aggregate value of such loan exceeds 33 1/3% of the Portfolio's net assets. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, in-cluding the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settle-ment time of three business days. All relevant facts and circumstances, includ-ing the creditworthiness of the broker, dealer or institution, will be consid-ered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees.

 At the present time, the Staff of the Commission does not object if an invest-ment company pays reasonable negotiated fees in connection with loaned securi-ties, so long as such fees are set forth in a written contract and approved by the investment company's directors (trustees). In addition, voting rights pass with loaned securities; but if a material event will occur affecting an invest-ment on loan, the loan must be called and the securities voted.

ILLIQUID SECURITIES

 Each Portfolio of the Fund may invest up to 15% of its net assets (10% with respect to the money market Portfolio) in illiquid securities. Illiquid securi-ties are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes repur-chase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securi-ties may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Portfo-lio's advisor that an adequate trading market exists for the security.

FOREIGN INVESTMENTS

 As indicated in the Prospectus, the International, Small Company Growth, and Balanced Portfolios may include foreign securities to a certain extent. Invest-ors should recognize that investing in foreign companies involves certain spe-cial considerations which are not typically associated with investing in U.S. companies.

 Country Risk. As foreign companies are not generally subject to uniform ac-counting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Se-curities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. in-vestments in those countries.

 Although each Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

 Certain foreign governments levy withholding taxes against dividend and inter-est income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from its foreign investments.

 Currency Risk. Since the stocks of foreign companies are frequently denomi-nated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in ex-change control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Portfolios permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract.

FUTURES CONTRACTS AND OPTIONS

 Each Portfolio of the Fund (except the Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading or to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated un-der the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

 Although futures contracts by their terms call for actual delivery or accept-ance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage com-missions are incurred when a futures contract is bought or sold.

 Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure comple-tion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily pur-chased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

 After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of ad-ditional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund may earn interest income on its margin deposits.

 Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the secu-rities underlying the futures contracts which they trade, and use futures con-tracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios of the Fund intend to use futures contracts only for bona fide hedging purposes.

 Regulations of the CFTC applicable to the Portfolios of the Fund require that all of its futures transactions constitute bona fide hedging transactions ex-cept to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Portfolios of the Fund will only sell futures con-tracts to protect securities they own against price declines or purchase con-tracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Portfolios of the Fund ex-pect that approximately 75% of their futures contract purchases will be "com-pleted," that is, equivalent amounts of related securities will have been pur-chased or are being purchased by the Portfolios upon sale of open futures con-tracts.

 Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

 A Portfolio of the Fund will not enter into futures contracts transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Portfolio's total assets. In addition, each Portfolio will not enter into futures contracts to the extent that its out-standing obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

 Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures po-sition. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash it may have to sell port-folio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make de-livery of the instruments underlying future contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

 The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

 The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of pur-chase, 10% of the value of the futures contract is deposited as margin, a sub-sequent 10% decrease in the value of the futures contract would result in a to-tal loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently as-sociated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

 Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a series could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a series of margin deposits in the event of bankruptcy of a broker with whom the series has an open position in a futures contract or re-lated option.

 Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

 A Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the con-tract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecog-nized gains on related positions held by the Portfolio.

 In order for a Portfolio to continue to qualify for Federal income tax treat-ment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to its business of in-vesting in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

 Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes in-cluding unrealized gains at the end of a Portfolio's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Portfolio's other investments and shareholders will be ad-vised on the nature of the payments.

                             INVESTMENT LIMITATIONS

 The following restrictions supplement the Fund's investment limitations set forth in the Prospectus. Except as otherwise indicated these restrictions are fundamental policies of each Portfolio which cannot be changed without approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Portfolio's outstanding voting shares). Each Portfolio of the Fund may not under any circumstances:

  (1) invest in commodities or purchase real estate; although each Portfolio may purchase securities of companies which deal in real estate or inter-est therein, and the High-Grade Bond, High Yield Bond, Equity Index, Eq-uity Income, Growth, Small Company Growth, Balanced and International Portfolios may purchase and sell futures contracts and options transac-tions to the extent provided under "Restrictions on the Use of Futures Contracts and Options";

  (2) purchase securities on margin or sell securities short; except that the deposit or payment by a Portfolio of initial or variation margin in or-der to engage in a futures contract will not be considered the purchase of a security on margin;

  (3) lend money to any person except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, which are either publicly distributed or purchased by institutional investors), and (ii) as provided under "Lending of Securities";

  (4) with respect to 75% of a Portfolio's assets, purchase more than 10% of the outstanding voting securities of any company;

  (5) with respect to 75% of a Portfolio's assets, purchase securities of any issuer (except obligations of the United States Government and its in-strumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer;

  (6) borrow money, except from a bank and only as a temporary or emergency measure and in no event in excess of 15% of the market value of a Port-folio's assets. Money borrowed in excess of 5% of a Portfolio's total assets will be repaid prior to the purchase of additional portfolio se-curities;

  (7) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

  (8) engage in the business of underwriting securities issued by other per-sons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in dispos-ing of portfolio securities;

  (9) purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Portfolio) of its net assets would be invested in securities that are illiquid (Each Portfolio's in-vestment in the Vanguard Group is considered to be illiquid);

 (10) invest for the purpose of controlling management of any company;

 (11) invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of as-sets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

 (12) invest more than 25% of the value of its total assets in any one indus-try; or

 (13) invest in put, call, straddle or spread options or in interests in oil, gas or other mineral exploration or development programs, except as set forth in limitation number "1", above.

 Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related serv-ices to the Fund and other investment companies. See "Management of the Fund."

 The investment limitations set forth above are considered at the time invest-ment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                               PURCHASE OF SHARES

 Each Portfolio of the Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio, and (iii) to reduce or waive the minimum investment for or any other restric-tions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

 The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the United States Securities and Ex-change Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

 The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior ap-proval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trust-ees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming share-holder would normally incur brokerage expenses if he converted these securities to cash.

 No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securi-ties held by the Fund.

                 CALCULATION OF YIELD (MONEY MARKET PORTFOLIO)

 The current yield of the Fund's Money Market Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is de-termined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change re-flects the value of additional shares purchased with the dividends by the Port-folio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and rep-resents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

 Set forth below is an example, for purposes of illustration only, of the cur-rent and effective yield calculations for the Money Market Portfolio for the 7-day base period ending September 30, 1997.

                                                                    MONEY MARKET
                                                                     PORTFOLIO
                                                                    ------------
                                                                      9/30/97
                                                                    ------------
   Value of account at beginning of period.........................   $1.00000
   Value of same account at end of period*.........................    1.00106
                                                                      --------
   Net Change in account value.....................................   $ .00106
                                                                      ========

--------
* Exclusive of any capital changes.

                                                                    MONEY MARKET
                                                                     PORTFOLIO
                                                                    ------------
                                                                      9/30/97
                                                                    ------------
   Annualized Current Net Yield
   (Net Change X 365/7) / average net asset value..................      5.52%
                                                                      =======
   Effective Yield
   [(Net Change) + 1]/365/ / /7/ -1................................      5.67%
                                                                      =======
   Average Weighted Maturity of investments........................   44 days
                                                                      =======

 The net asset value of a share of the Money Market Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of the Portfolio will fluctu-ate. The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the in-struments it holds and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Portfolio are excluded from this coverage. The annualization of a week's divi-dend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Portfolio and other factors. Yields are one basis investors may use to analyze the Portfolio and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                             YIELD AND TOTAL RETURN

 The yield of each Portfolio of the Fund (except the Money Market Portfolio) for the 30-day period ended September 30, 1997, is set forth below. Yields are calculated daily for each Portfolio. Premiums and discounts on asset-backed se-curities are not amortized.

   High-Grade Bond Portfolio.............................................. 6.42%
   Balanced Portfolio..................................................... 3.84%
   Equity Index Portfolio................................................. 1.61%
   Equity Income Portfolio................................................ 2.82%
   Growth Portfolio....................................................... 0.99%
   International Portfolio................................................  N/A
   High Yield Bond Portfolio.............................................. 8.61%
   Small Company Growth Portfolio......................................... 0.76%

 The average annual total return of each Portfolio of the Fund (except the Money Market Portfolio) for one year and the period since inception, is set forth below:

                                                           YEAR ENDED   SINCE
                                                            9/30/97   INCEPTION*
                                                           ---------- ----------
   High-Grade Bond Portfolio..............................    9.6%       7.90%
   Balanced Portfolio.....................................   27.6%      14.83%
   Equity Index Portfolio.................................   40.3%      18.34%
   Equity Income Portfolio................................   38.1%      19.67%
   Growth Portfolio.......................................   28.8%      22.01%
   International Portfolio................................   18.6%      13.88%
   High Yield Bond Portfolio..............................   14.1%      14.25%
   Small Company Growth Portfolio.........................   22.2%      14.91%

--------
* Since Inception:
   Equity Index Portfolio and High-Grade Bond Portfolio--April 29, 1991 Balanced Portfolio--May 23, 1991
   Equity Income Portfolio and Growth Portfolio--June 7, 1993
   International Portfolio--June 3, 1994
   High Yield Bond Portfolio and Small Company Growth Portfolio--April 29, 1996

 Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the invest-ment.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for each of the Fund's Portfolios and choose the Fund's Officers. The following is a list of Trustees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Trustee *
  Chairman and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group. Director of the Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President & Trustee *
  President, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Trustee
  Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Trustee
  Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Trustee
  President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Trustee
  Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Company.

ALFRED M. RANKIN, JR., Trustee
  Chairman, President, Chief Executive Officer and Director of NACCO Indus-tries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, Trustee
  President and Chief Executive Officer, The Nature Conservancy; formerly, Di-rector and Senior Partner, McKinsey & Co., and President, New York Universi-ty; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Trustee
  Retired Chairman of Nabisco Brands, Inc. and retired Vice Chairman and Di-rector of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, Trustee
  Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary *
  Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer *
  Treasurer of The Vanguard Group, Inc. and of each of the investment compa-nies in The Vanguard Group.

KAREN E. WEST, Controller *
  Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

--------
  * Officers of the Fund are
    "interested persons" as
    defined in the Invest-
    ment Company Act of
    1940.

THE VANGUARD GROUP

 Vanguard Variable Insurance Fund is a member of The Vanguard Group of Invest-ment Companies, which consists of more than 30 investment companies offering more than 95 distinct investment portfolios.

 Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Van-guard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

 Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Trustees (Directors) of each Fund. In addition, each Fund bears its own direct expenses such as legal, au-diting and custodian fees.

 The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external ad-viser for the Funds.

 The Vanguard Group was established and operates under a Funds' Service Agree-ment which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At September 30, 1997, the Fund had contributed capital of $196,000 to Vanguard (included in other as-sets) representing 1.0% of Vanguard's capitalization. The Funds' Service agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitaliza-tion.

 MANAGEMENT. Corporate management and administrative services include: (1) ex-ecutive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian rela-tionships; (6) shareholder reporting; and (7) review and evaluation of advi-sory and other services provided to the Funds by third parties. During the fiscal year ended September 30, 1997, the Fund's allocated share of Vanguard's actual net costs of operation relating to manage-ment and administrative services (including transfer agency) totaled approxi-mately $4,649,000.

 DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidi-ary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be re-quired.

 The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the man-ner and amount to be spent on each Fund, and whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group; provided, however, that no Fund's aggregate quarterly rate of contribu-tion for distribution expenses of a marketing and promotional nature shall ex-ceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its aver-age month-end net assets. During the fiscal year ended September 30, 1997, the Fund paid approximately $420,000 of the Group's distribution and marketing ex-penses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.

 INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory serv-ices to Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard Money Market Reserves, the Short- and Intermediate-Term Corporate Portfolios, Short-, Intermediate- and Long-Term U.S. Treasury and Short-Term Federal Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Van-guard New York Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Penn-sylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Tax-Free Fund, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Institu-tional Index Fund, Vanguard International Equity Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Tax-Managed Fund, Vanguard Admiral Funds, REIT Index Portfolio of Vanguard Specialized Portfolios, Total Interna-tional Portfolio of Vanguard Star Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund and several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Fund paid approximately $59,000, $60,000 and $89,000 of Vanguard's expenses relating to investment advisory services.

 REMUNERATION OF TRUSTEES AND OFFICERS. The Fund pays each Trustee, who is not also an Officer, an annual fee plus travel and other expenses incurred in at-tending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended September 30, 1997, the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approx-imately $56,811.

 Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible Officers are per-mitted to make pre-tax contributions in an amount equal to 4% of total compen-sation which are matched by Vanguard on a 100% basis. Directors who are not Of-ficers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. The Fund's proportionate share of re-tirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1997 fiscal year was approximately $1,500.

 The following table provides detailed information with respect to the amounts paid or accrued for the trustees for the fiscal year ended September 30, 1997.

                        VANGUARD VARIABLE INSURANCE FUND
                               COMPENSATION TABLE

                        AGGREGATE   PENSION OR RETIREMENT    ESTIMATED      TOTAL COMPENSATION
                       COMPENSATION  BENEFITS ACCRUED AS  ANNUAL BENEFITS FROM ALL VANGUARD FUNDS
NAMES OF TRUSTEES       FROM FUND   PART OF FUND EXPENSES UPON RETIREMENT  PAID TO TRUSTEES/(2)/
-----------------      ------------ --------------------- --------------- -----------------------
John C. Bogle/(1)/          --               --                   --                  --
John J. Brennan/(1)/        --               --                   --                  --
Barbara Barnes
 Hauptfuhrer               $648              $94              $15,000             $70,000
Robert E. Cawthorn         $648              $78              $13,000             $70,000
Bruce K. MacLaury          $692              $89              $12,000             $65,000
Burton G. Malkiel          $653              $63              $15,000             $70,000
Alfred M. Rankin, Jr.      $648              $49              $15,000             $70,000
John C. Sawhill            $648              $58              $15,000             $70,000
James O. Welch, Jr.        $648              $72              $15,000             $70,000
J. Lawrence Wilson         $648              $52              $15,000             $70,000

/(1)/ As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.
/(2)/ The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee or Director of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES

 The Money Market, High-Grade Bond and Equity Index Portfolios of the Fund re-ceive investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. The in-vestment management staff is supervised by the senior Officers of the Fund. Vanguard's Fixed Income Group provides advisory services for the Money Market and High-Grade Bond Portfolios and Vanguard's Core Management Group provides advisory services to the Equity Index Portfolio.

 Vanguard's investment management staff is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commis-sions. For the Money Market Portfolio, the purchase and sale of investment se-curities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Money Market Portfolio for such purchases. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

 In placing portfolio transactions, Vanguard's advisory staff uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In selecting broker-dealers to execute securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution, and operational capabilities of compet-ing broker-dealers; and the brokerage and research services provided to the Fund.

 The investment policies of each of the Portfolios may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Portfolio is known as "portfolio turnover" and may involve the payment by the Portfolio of dealer mark-ups, underwriting com-missions, and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for the Portfolios is set forth under the heading "Financial Highlights" in the Vanguard Variable Insurance Fund Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rates in future years will vary significantly from the rates in recent years.

THE BALANCED AND HIGH YIELD BOND PORTFOLIOS' INVESTMENT ADVISORY AGREEMENTS

 The Fund employs Wellington Management Company, LLP ("WMC") under an invest-ment advisory agreement dated July 1, 1996 to manage the investment and rein-vestment of the assets included in the Fund's Balanced Portfolio and to contin-uously review, supervise and administer the Balanced Portfolio's investment program. WMC discharges its responsibilities subject to the control of the Of-ficers and Trustees of the Fund.

 The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

   NET ASSETS                                                             RATE
   ----------                                                             -----
   First $500 million.................................................... .100%
   Next $500 million..................................................... .050%
   Over $1 billion....................................................... .040%

 Effective with the quarter ending June 30, 1997, the quarterly payment to the Adviser may be increased or decreased by applying an incentive/penalty adjust-ment reflecting the investment performance of the Portfolio relative to the in-vestment performance of a "Composite Index", 65% of which shall be comprised of the Standard & Poor's 500 Composite Stock Price Index (the "Stock Index") and 35% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index (the "Bond Index").

 The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to the Adviser under this investment advisory agreement.

         CUMULATIVE 36-MONTH
         PERFORMANCE VS. THE                    PERFORMANCE FEE
         COMPOSITE INDEX                          ADJUSTMENT*
         -------------------                   -----------------
         Less than -6%........................ -0.20 X Basic Fee
         Between -6% and -3%.................. -0.10 X Basic Fee
         Between -3% and +3%..................     0 X Basic Fee
         Between +3% and +6%.................. +0.10 X Basic Fee
         More than +6%........................ +0.20 X Basic Fee

         --------
         *For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate against average assets over the same time period which the performance is measured.

 Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending June 30, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"/1/), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the adviser/2/ (the "previous rate") shall be used as follows:

    1. QUARTER ENDING SEPTEMBER 30, 1996. The incentive/penalty fee was cal-culated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the new rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the previous rate.

    2. QUARTER ENDING DECEMBER 31, 1996. The incentive/penalty fee was calcu-lated as the sum of 16.6% of the fee payable under the new rate plus 83.4% of the fee payable under the previous rate.

    3. QUARTER ENDING MARCH 31, 1997. The incentive/penalty was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

    4. QUARTER ENDING JUNE 30, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

    5. QUARTER ENDING SEPTEMBER 30, 1997. The incentive/penalty fee was cal-culated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

    6. QUARTER ENDING DECEMBER 31, 1997. The incentive/penalty fee was calcu-lated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

    7. QUARTER ENDING MARCH 31, 1998. The incentive/penalty fee shall be cal-culated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

    8. QUARTER ENDING JUNE 30, 1998. The incentive/penalty fee shall be cal-culated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

    9. QUARTER ENDING SEPTEMBER 30, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.

    10. QUARTER ENDING DECEMBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 83.4% of the fee payable under the new rate plus 16.6% of the fee payable under the previous rate.

    11. QUARTER ENDING MARCH 31, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

    12. QUARTER ENDING JUNE 30, 1999. New rate fully operable.

 For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Portfolio shall be averaged over the same period as the investment performance of the Portfolio and the investment record of the Composite Index are computed. The "investment performance" of the Portfolio for the period, expressed as a percentage of the Portfolio's net asset value per share at the beginning of the period shall be the sum of: (i) the change in the Portfolio's net asset value per share during such period;
(ii) the value of the Portfolio's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Portfolio for undistributed realized long-term capital gains.
--------
/1/ The benchmark used for the new rate calculation will consist of linking the return of the "new" benchmark (Lehman Long-Term Corporate AA or Better Bond Index) to the return of the "previous" benchmark (Salomon Brothers High-Grade Corporate Bond Index) in the same varying percentages that are listed below.
/2/ The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .015% per annum (.00375% per quarter) of the first $500 million of the average month-end assets of the Fund and .010% per annum (.0025% per quarter) of the average month-end as-sets of the Fund over $500 million if the Fund's investment performance for the thirty-six months preceding the end of the quarter was six percentage points or more above or below, respectively, the investment record of a "Combined Index" which included the Salomon Brothers High-Grade Corporate Bond Index for the debt portion of the Combined Index.

 The "investment record" of the Stock Index for the period, expressed as a per-centage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and
(ii) the value, computed consistently with the Stock Index, of cash distribu-tions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such in-terest on a monthly basis. Computation of these two components as the Composite Index shall be made on the basis of 65% in the Stock Index and 35% in the Bond Index at the beginning of each quarter.

 In April, 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of di-rectors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insig-nificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a "rule of thumb' the performance difference should be at least ^ 10 percentage points" annually be-fore the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum per-formance adjustment will be made only for performance differences that can rea-sonably be considered "significant'." The Board of Trustees of Vanguard Vari-able Insurance Fund has fully considered the SEC Release and believes that the performance adjustments as included in the above mentioned agreement are appro-priate, although not within the ^ 10 percentage point per year range suggested in the Release. Under the investment advisory agreement between Vanguard Vari-able Insurance Fund and WMC, the maximum performance adjustment is made at a difference of ^ 6 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approxi-mately ^ 2 percentage points difference per year.

 The present agreement continues until June 30, 1998. The agreement is renew-able thereafter, for successive one-year periods, only if each renewal is spe-cifically approved by a vote of the Fund's Board of Trustees, including the af-firmative votes of a majority of the Trustees who are not parties to the con-tract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event con-tinuance shall be effected only if approved by the affirmative vote of a major-ity of the outstanding voting securities of the Fund. The agreement is automat-ically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund or by vote of its outstanding voting securities on 60 days' written notice to WMC, or (2) by WMC upon 90 days' written notice to the Fund.

 During the fiscal years ended September 30, 1995, September 30, 1996, and Sep-tember 30, 1997, the Fund paid investment advisory fees of approximately $244,000, $311,000 (including an increase of $1,000 based on performance), and $431,000 (before decrease of $6,000 based on performance) respectively, to WMC.

 The Fund also employs WMC under an investment advisory agreement dated May 1, 1996 to manage the investment and reinvestment of the assets of the Fund's High Yield Bond Portfolio and to continuously review, supervise and administer the investment program for such Portfolio. WMC discharges its responsibilities sub-ject to the control of the Officers and Trustees of the Fund.

 The Fund pays WMC a basic advisory fee at the end of each fiscal quarter cal-culated by applying a quarterly rate, based on an annual percentage rate of
 .06% to the average month-end net assets of the High Yield Bond Portfolio for the quarter.

 The present agreement continues until April 30, 1998, and may be continued thereafter for successive one-year periods, as long as such continuance is spe-cifically approved at least annually (a) by a vote of a majority of those mem-bers of the Board of Trustees of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the High Yield Bond Portfolio. The agreement may be terminated by the Fund at any time, without penalty, by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to WMC, or by WMC on 90 days' written notice to the Fund. The agreement will automati-cally terminate in the event of its assignment.

 DESCRIPTION OF WMC. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

THE GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) on June 1, 1993, under which Lincoln manages the investment and reinvestment of the assets included in the Fund's Growth Portfo-lio and continuously reviews, supervises and administers the Fund's Growth Portfolio. Lincoln will invest or reinvest such assets predominantly in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Trustees of the Fund. Under this agreement the Fund pays Lin-coln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on an annual rate of .15% to the Portfolio's average month-end net assets for the quarter.

 The agreement with Lincoln continues until May 31, 1998. The agreement is re-newable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Growth Portfolio; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Growth Portfolio. The agreement is automatically terminated if assigned, and may be terminated with-out penalty at any time (1) either by vote of the Board of Trustees or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' writ-ten notice to Lincoln, or (2) by Lincoln upon ninety (90) days' written notice to the Fund. During the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Fund paid investment advisory fees of approx-imately $179,000, $333,000 and $575,000, respectively to Lincoln.

DESCRIPTION OF LINCOLN

 Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: John W. Croghan, Chairman; J. Parker Hall III, Presi-dent; Kenneth R. Meyer, Executive Vice President; and Timothy H. Ubben, Execu-tive Vice President.

THE EQUITY INCOME PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund employs Newell Associates, 525 University Avenue, Palo Alto, Califor-nia 94301 ("Newell"), under an investment advisory agreement dated as of June 1, 1993, to manage the investment and reinvestment of the assets of the Equity Income Portfolio and to continuously review, supervise and administer the Port-folio's investment program. Newell discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

 The Fund pays Newell an advisory fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on an annual percentage rate of .10%, to the average month-end net assets of the Portfolio for the quarter.

 The agreement will continue until May 31, 1998, and will be renewable thereaf-ter for successive one-year periods, only if each renewal is specifically ap-proved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "in-terested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting se-curities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund. During the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Fund paid investment advisory fees of approximately $76,000, $123,000 and $203,000, respectively to Newell.

DESCRIPTION OF THE ADVISER

 Newell is a California corporation of which 90% of its outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Roger D. Newell, Chairman & President, Robert
A. Huret, Vice Chairman and Alan E. Rothenberg, Director.

THE INTERNATIONAL PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund has entered into an investment advisory agreement dated as of June 1, 1994 with Schroder Capital Management International, Inc. ("Schroder Capital") under which Schroder Capital, through its Schroder Capital Management Interna-tional, London, England, branch, supervises and administers the International Portfolio's investment program. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the International Portfolio's investment in foreign securities and to place the International Portfolio's purchase and sale orders for such securities. Schroder Capital will invest or reinvest the assets of the International Portfolio predominantly in foreign (non-U.S.) securities. Schroder Capital discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

 As compensation for the services rendered by Schroder Capital under the agree-ment, the Fund pays Schroder Capital at the end of each of the Fund's fiscal quarters, a Basic Fee calculated by applying an annual percentage rate of 0.125% to the average value of the month-end net assets of the International Portfolio for the quarter.

 The Basic Fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of the International Portfolio relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE") as follows:

         THREE YEAR PERFORMANCE            ANNUAL INCENTIVE (+)/
         DIFFERENTIAL VS. EAFE             PENALTY (-) FEE RATE
         ----------------------            ---------------------
         +12% or above....................       +0.0500%
         Between +6% and +12%.............       +0.0250%
         Between +6% and -6%..............            -0-
         Between -6% and -12%.............       -0.0250%
         -12% or below....................       -0.0500%

 The incentive/penalty fee adjustment was not fully operable until the quarter ending June 30, 1997, and, until that date, was calculated according to certain transition rules. For quarters ending after March 31, 1995 and prior to June 30, 1997, the incentive/penalty fee adjustment was computed based on a compari-son of the investment performance of the Portfolio and that of the EAFE Index over the number of months that have elapsed between July 1, 1994 and the end of the quarter for which the fee is computed. After June 30, 1997, the number of months used to calculate the incentive/penalty fee adjustments shall be 36.

 For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the International Portfolio are averaged over the same period as the investment performance of the International Portfo-lio and the investment record of the EAFE Index are computed.

 The investment performance of the International Portfolio for such period, ex-pressed as a percentage of the net asset value per share of the International Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the International Portfolio during such pe-riod; (ii) the value of the cash distributions per share of the International Portfolio accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the International Portfolio on undis-tributed realized long-term capital gains accumulated to the end of such peri-od. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the International Portfolio at the net asset value per share in effect at the close of business on the rec-ord date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distribu-tions, dividends and taxes. The investment record of the EAFE Index for any pe-riod, expressed as a percentage of the EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the EAFE Index during such period and (ii) the value, computed consistently with the EAFE In-dex, of cash distributions made by companies whose securities comprise the EAFE Index accumulated to the end of such period. For this purpose cash distribu-tions on the securities which comprise the EAFE Index shall be treated as rein-vested in the EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the International Portfolio and the investment record of the EAFE index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

 The Directors believe that the EAFE Index is an appropriate standard against which the investment performance of the Fund's International Growth Portfolio can be measured. The EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding.

 The agreement with Schroder Capital continues until May 31, 1998. The agree-ment may be terminated prior to that date, or continued after May 31, 1998, in accordance with the same provisions applicable to the Fund's agreement with Lincoln. During the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Fund paid investment advisory fees of approximately $113,000 (including an increase of $17,000 based on performance), $204,000 (in-cluding an increase of $42,000 based on performance), and $315,000 (including an increase of $60,000 based on performance) to Schroder Capital.

DESCRIPTION OF SCHRODER CAPITAL

 Schroder Capital Management International ("Schroder Capital"), is the London branch office of Schroder Capital. Schroder Capital is a wholly-owned subsidi-ary of Schroders Incorporated, One State Street, New York, New York.

 Schroders PLC is the holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in eighteen countries.

 The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $90 billion. Schroder Capital Management International was established in London in 1979 to manage international portfolios for U.S. institutions.

THE SMALL COMPANY GROWTH PORTFOLIO INVESTMENT ADVISORY AGREEMENT

 The Fund entered into an investment advisory agreement with Granahan Invest-ment Management, Inc. ("Granahan") dated January 1, 1998 under which Granahan manages the investment and reinvestment of the Small Company Growth Portfolio and continuously reviews, supervises and administers the Portfolio's investment program with respect to those assets. Granahan discharges its responsibilities subject to the control of the Officers and Trustees of the Fund.

 The Fund pays Granahan a Basic fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate based on an annual percentage rate of 0.15% to the average month-end net assets of the Portfolio for the quarter.

 The basic advisory fee may be increased or decreased by applying an incentive/penalty adjustment to the basic fee reflecting the investment perfor-mance of the Portfolio relative to the investment record of the Small Company Growth Fund Stock Index (the "Index") over the same period as follows:

               CUMULATIVE 36-MONTH                            PERFORMANCE FEE
               PERFORMANCE VS. THE INDEX                        ADJUSTMENT*
               -------------------------                     -----------------
               Trails by -12% or more                        -0.50 x Basic Fee
               Trails by more than -6% up to -12%            -0.25 x Basic Fee
               Trails/exceeds from -6% through 6%             0.00 x Basic Fee
               Exceeds by more than 6% but less than 12%     +0.25 x Basic Fee
               Exceeds by 12% or more                        +0.50 x Basic Fee

--------
*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

 Until the quarter ending December 31, 2000, the performance adjustment for Granahan will be calculated according to the following transition rules:

  1. Quarter Ending March 31, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the eleven quarters ending December 31, 1997 with that of the Index for the quarter ending March 31, 1998.

  2. Quarter Ending June 30, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the ten quarters ending December 31, 1997 with that of the Index for the two quarters ending June 30, 1998.

  3. Quarter Ending September 30, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the nine quarters ending December 31, 1997 with that of the Index for the three quarters ending September 30, 1998.

  4. Quarter Ending December 31, 1998. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the eight quarters ending December 31, 1997 with that of the Index for the four quarters ending December 31, 1998.

  5. Quarter Ending March 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the seven quarters ending December 31, 1997 with that of the Index for the five quarters ending March 31, 1999.

  6. Quarter Ending June 30, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the six quarters ending December 31, 1997 with that of the Index for the six quarters ending June 30, 1999.

  7. Quarter Ending September 30, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the five quarters ending December 31, 1997 with that of the Index for the seven quarters ending September 30, 1999.

  8. Quarter Ending December 31, 1999. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the four quarters ending December 31, 1997 with that of the Index for the eight quarters ending December 31, 1999.

  9. Quarter Ending March 31, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the three quarters ending December 31, 1997 with that of the Index for the nine quarters ending March 31, 2000.

  10. Quarter Ending June 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the two quarters ending December 31, 1997 with that of the Index for the ten quarters ending June 30, 2000.

  11. Quarter Ending September 30, 2000. Granahan's performance fee adjustment shall be determined by linking the investment performance of the Russell 2000 for the quarter ending December 31, 1997 with that of the Index for the eleven quarters ending September 30, 2000.

  12. Quarter Ending December 31, 2000. The Index shall be fully operable.

 The agreement continues until September 30, 1998 and will be renewable there-after for successive one-year periods, only if each renewal is specifically ap-proved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "in-terested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically ter-minated if assigned, and may be terminated without penalty at any time (1) ei-ther by vote of the Board of Trustees of the Fund or by vote of its outstanding voting securities on 60 days' written notice to Granahan, or (2) by Granahan upon 90 days' written notice to the Fund. During the fiscal year ended Septem-ber 30, 1997, the Fund paid investment advisory fees of approximately $107,000 (before a decrease of $22,000 based on performance) to Granahan.

DESCRIPTION OF GRANAHAN INVESTMENT MANAGEMENT, INC.

 Granahan is a professional investment advisory firm founded in 1985. As of September 30, 1997, Granahan held discretionary management authority with re-spect to approximately $1.5 billion in assets. John J. Granahan is portfolio manager of the assets of the Small Company Growth Portfolio. Mr. Granahan has been serving as portfolio manager of the Vanguard Explorer Fund since February 1990.

 Pursuant to an order of the Securities and Exchange Commission granting exemptive relief from the Investment Company Act of 1940, the Fund's Board of Trustees may, without the approval of shareholders, provide for:

  A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

  B. A change in the terms of an advisory agreement.

  C. The continued employment of an existing adviser on the same advisory con-tract terms where a contract has been assigned because of a change in control of the adviser.

Any such change will only be made upon not less than 30 days' prior written no-tice to shareholders, which shall include the information concerning the ad-viser that would have normally been included in a proxy statement.

                            PORTFOLIO TRANSACTIONS

 The investment advisory agreements authorize WMC, Lincoln, Newell, Granahan and Schroder Capital (the "Advisers") (with the approval of the Fund's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Balanced, Growth, Equity Income, High Yield, Small Company and International Portfolios of the Fund and directs the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Balanced, Growth, Eq-uity Income, High Yield, Small Company and International Portfolios. The Ad-visers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

 In placing portfolio transactions for their respective Portfolios, the Advis-ers will use their best judgment to choose the broker most capable of provid-ing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services avail-able will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the bro-kerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Balanced, Growth, Equity Income and International Portfolios of the Fund and/or the Advisers. The Advisers consider such infor-mation useful in the performance of their obligations under the agreement but are unable to determine the amount by which such services may reduce their ex-penses.

 The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Trustees, the Advisers may cause the Balanced, Growth, Equity Income, High Yield and Small Company Portfolios of the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for ef-fecting the same transaction; provided that such commission is deemed reason-able in terms of either that particular transaction or the overall responsi-bilities of the Advisers to their respective Portfolios and the other Funds in the Group.

 Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. The Advisers will only pay such higher commis-sions if they believe this to be in the best interest of the Balanced, Growth, Equity Income, Small Company, High Yield and International Portfolios of the Fund. Some brokers or dealers who may receive such higher commissions in rec-ognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Bal-anced, Growth, Equity Income and International Portfolios of the Fund. Howev-er, the Advisers have informed the Fund that they will not pay higher commis-sion rates specifically for the purpose of obtaining research services.

 Some securities considered for investment by the Balanced, Growth, Equity In-come, Small Company, High Yield and International Portfolios of the Fund may also be appropriate for other Funds and/or clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Balanced, Growth, Equity Income, Small Company, High Yield and International Portfolios of the Fund and one or more of these other Funds or clients served by the Advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Advisers.

 During the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Fund paid approximately $379,506, $727,657, and $988,459 in brokerage commissions.

                              PERFORMANCE MEASURES

 Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

 Each of the investment company members of The Vanguard Group, including Van-guard Variable Insurance Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S/BARRA 600 VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S/BARRA 600 GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000 Index.

WILSHIRE 5000 EQUITY INDEX--consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of over 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total mar-ket capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mort-gage Association.

SALOMON BROTHERS HIGH GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains over 5,500 individually priced investment-grade corporate bonds and foreign dollar-denominated bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities with market value of over $4.5 trillion.

LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all U.S. Treasury bonds with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN BROTHERS CORPORATE BOND INDEX--all publicly offered fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 3,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Cor-porate Bond Index covering all corporate, publicly issued, fixed-rate, noncon-vertible U.S. debt issues rated at least Baa, with at least $100 million prin-cipal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current-coupon high grade general-obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non- callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial In-dex.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Cor-porate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Tel-ephone Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small com-pany growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund cate-gory was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analyti-cal Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of aver-age non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER VARIABLE INVESTMENT PRODUCT PERFORMANCE ANALYSIS--a monthly publication that lists variable annuity and variable life separate accounts, and provides information on assets, asset rankings, unit values (month-end), performance and performance rankings.

LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

VARDS AVERAGE CONTRACT EXPENSE--tables that list the average total expenses of variable annuity contracts sold in the United States. The average is based upon a hypothetical $25,000 investment in each variable annuity contract covered by the study.

MORNINGSTAR'S BENCHMARK-VARIABLE ANNUITY--average total expenses of variable annuity contracts sold in the United States. With respect to the contract charges, Morningstar lists a dollar amount which Vanguard converts to basis points for comparison. This conversion is based on a $25,000 investment in a variable annuity.

                              FINANCIAL STATEMENTS

 The Fund's Financial Statements and financial highlights, for the year ended September 30, 1997, appearing in the Vanguard Variable Insurance Fund Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, indepen-dent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders is enclosed with this Statement of Additional Information.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

 Commercial paper rated A-1 by Standard & Poor's has the following characteris-tics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are un-questioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to compe-tition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

VARIABLE AMOUNT MASTER DEMAND NOTES

 Variable amount master demand notes are demand obligations that permit the in-vestment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master de-mand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongo-ing basis, the earning power, cash flow and other liquidity ratios of the issu-er, and the borrower's ability to pay principal and interest on demand.

BOND RATINGS

 Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

 Aaa--judged to be of the best quality. Aa--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. A--possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations". Baa--considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreli-able over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classi-fication from AA through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking in the lower end of that generic rating category.

 Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

 AAA--highest rating assigned. Capacity to pay interest and repay principal is extremely strong. AA--a very strong capacity to pay interest and repay princi-pal and differs from the highest rated issues only in small degree. A--has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and eco-nomic conditions than debt in higher rated categories. BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or chang-ing circumstances are more likely to lead to a weakened capacity to pay inter-est and repay principal for debt in this category than in higher rated catego-ries.

 Standard & Poor's may apply indicators "+", no character and "-" to its rating categories from AA to CCC. The indicators show relative standing within the ma-jor rating categories.